EXHIBIT 10.18

THIS SHAREHOLDERS AGREEMENT is made as of the       day of February 2000


BETWEEN:-

1. OCEAN WONDER LIMITED, a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("CK-X");

2. ON TRACK INNOVATIONS LTD., a company incorporated in the State of Israel whose registered office is situate at Z.H.R. Industrial Zone, Rosh Pina 12000, Israel ("OTI"),

         (CK-X AND OTI ARE TOGETHER HEREINAFTER REFERRED TO AS THE "SHAREHOLDERS" AND EACH A "SHAREHOLDER");

3. SAILOR GROUP LIMITED (to be renamed OTI ASIA PACIFIC LTD.), a company incorporated in the British Virgin Islands whose registered office is at, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "COMPANY"); and

4. THE PERSONS LISTED IN SCHEDULE A HERETO (HEREINAFTER TOGETHER REFERRED TO AS THE "CONTROLLING PARTIES" AND EACH A "CONTROLLING PARTY").

RECITALS:-

(A) The Company has at the date hereof an authorised share capital of US$50,000 divided into 50,000 shares of US$1 each of which 2 shares have been issued and are legally and beneficially held by CK-X and OTI.

(B) The Shareholders have agreed to enter into this Agreement for the purpose of regulating the relationship between the Shareholders as shareholders of the Company, to set out the basis on which the business and affairs of the Company and all members of the Group (as defined below) would be managed and controlled and to provide for their rights and duties between themselves and other matters herein set out.

(C) The Controlling Parties have agreed to enter into this Agreement to procure and ensure that CK-X and OTI shall comply with the terms and conditions of this Agreement respectively insofar as such terms and conditions relate to CK-X and OTI.

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NOW IT IS HEREBY AGREED AS FOLLOWS:-

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, unless the context otherwise requires, the following words and expressions shall have the respective meanings attributed to them below:-

         "AGREEMENT"            this agreement (which expression shall be deemed
                                to include the Recitals and Schedules hereto) as amended and/or supplemented from time to time in accordance with the provisions herein;

         "ARTICLES"             the Articles of Association of the Company in
                                their present form, and as may be amended and/or supplemented from time to time thereafter;

         "ANNUAL BUSINESS PLAN" the annual business plan of the Company described in Clause 4.14;

         "AUDITED ACCOUNTS"     the consolidated audited accounts of Smartco and
                                its subsidiaries prepared up to 31st December
                                1999, to be delivered by OTI to CK-X;

         "AUDITORS"             the auditors for the time being of the Company;

         "BOARD" the board of Directors for the time being of the Company;

         "BUSINESS DAY"         a day (not being a Saturday) on which banks are
                                officially open for business in Hong Kong and in Israel;

         "CK GROUP"             the group of companies consisting of CHEUNG KONG
                                (HOLDINGS) LIMITED (a company incorporated under the laws of Hong Kong) and HUTCHISION WHAMPOA
                                LIMITED (a company incorporated under the laws of Hong Kong) together with their respective subsidiaries from time to time;

         "CK GROUP PROPRIETARY  all the property, rights, title and interests of
                                CK Group in and to:-

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                                (a) all information of whatever kind or nature
                                    on the policies, methodologies, procedures and systems of operation devised for or adopted in, any business or activity of CK-X or any member of CK Group, whether in tangible or documented form or communicated orally and whether marked or identified in an adequate manner as being proprietary or under the control of CK-X or CK Group and includes, without limitation, proprietary information relating to strategic planning, organisation and development, administration and governance, business relations, planning and budgeting, staffing, finance and accounting, investment, procurement, sale, marketing and products; and

                                (b) all names, logos or marks for the time being
                                    and from time to time used by CK-X or any member of CK Group in relation to the business of the Group, whether or not applied for registration (whether as a service mark or trade mark);

         "COMPANIES ORDINANCE"  COMPANIES ORDINANCE (CAP.32 OF THE LAWS OF HONG
                                KONG);

         "DILUTING LOAN"        shall have the meaning given to that expression
                                in Clause 7.4.3(a);

         "DIRECTOR"             a director of the Company from time to time
                                appointed to the Board under the provisions of this Agreement (and "DIRECTORS" shall be construed accordingly);

       "DISTRIBUTION AGREEMENT" the agreement to be entered into between OTI and the Company (in substantially the form as set out in SCHEDULE B) and as may be amended and/or supplemented from time to time in accordance with the provisions therein;

         "ENCUMBRANCE"          includes mortgages, charges, lien or any
                                encumbrance;

         "EVENT OF DEFAULT"     shall have the meaning given to that expression
                                in Clause 8.1;

         "EXCLUSIVE TERRITORY"  the countries and areas listed in ANNEX C to the
                                Distribution Agreement where the Company shall be appointed exclusive distributor and retain exclusive distribution rights under the Distribution Agreement;

         "FAIR MARKET VALUE"    shall have the meaning given to that expression
                                in Clause 10.1;

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         "FISCAL YEAR"          the twelve calendar month fiscal period of the
                                Company commencing on 1st January and ending on 31st December of each year, as such Fiscal Year may from time to time be changed in accordance with the direction from the Board or the Articles and applicable law;

         "GAAP" accounting principles generally accepted in Hong Kong at the relevant time;

         "GROUP" the group of companies consisting of the Company and the Subsidiaries and "MEMBER OF THE GROUP" shall be construed accordingly;

         "HONG KONG"            the Hong Kong Special Administrative Region of
                                the People's Republic of China;

         "LIBOR" the rate per annum equal to the arithmetic mean (rounded up if necessary to the next 1/16 per cent) of the respective offered quotations for deposits in US$ for twelve months which appear on the relevant display page on the Reuters Monitor Money Rates Service for the purpose of displaying London inter-bank offered rates of leading banks in respect of US$ at or about 11 a.m. (London time) on the rate fixing day; provided that if no such offered quotation should appear on the relevant display page as aforesaid, LIBOR shall be the rate as determined and quoted by Citibank, N.A., Hong Kong Branch;

         "LISTING"              shall have the meaning given to that expression
                                in Clause 12.2;

         "MANAGEMENT COMMITTEE" shall have the meaning given to that expression in Clause 5.2;

         "MCA" a mutual confidentiality agreement in the form as set out in SCHEDULE D;

         "MEMORANDUM"           the Memorandum of Association of the Company in
                                its present form, and as may be amended and/or supplemented from time to time thereafter;

        "OFFICER" OR "OFFICERS" shall have the meaning given to that expression in Clause 5.2;

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         "OPTION"               shall have the meaning given to that expression
                                in Clause 4.17.1;

    "OTI INTELLECTUAL PROPERTY" all the property, rights, title and interests of
                                OTI in and to:-

                                (a) all the applications for patents and rights
                                    of a similar nature and granted patents, short particulars of which are set out in
                                    PART 1 of SCHEDULE C;

                                (b) all the proprietary know-how, technologies
                                    and/or trade secrets, whether in the form of information, knowledge, formula, processes, methodologies, data, plans and designs from time to time owned by OTI and summarised on the date hereof in PART 2 of SCHEDULE C and all copyright in any written materials, plans, designs, manuals or other works and all designs, whether or not registered or protected by copyright, devised, acquired or held by OTI relating thereto;

                                (c) all names, logos or marks for the time being
                                    and from time to time used by OTI in
                                    relation to the OTI Products, whether or not applied for registration (whether as a service mark or trade mark) including, without limitation, applications, the particulars of which are set out in PART 3 of SCHEDULE C; and

                                (d) all industrial and intellectual property
                                    rights relating to all the foregoing and subsisting therein;

         "OTI PRODUCTS"         means the products set out in ANNEX A to the
                                Distribution Agreement and includes products manufactured by or by the order of OTI or its related companies pursuant to or by applying or utilizing the OTI Intellectual Property or any part thereof;

         "PERSON" includes an individual, a corporate body, partnership or any entity or body of persons;

         "QUARTER"              a Gregorian calendar quarter (i.e., one of the
                                four periods of three consecutive months each, beginning on the first day of January, April, July and October of each Fiscal Year, as the case may be);

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         "SHARES"               the shares of US$1 each in the issued share
                                capital of the Company from time to time and "SHARE" shall be construed accordingly;

         "SHAREHOLDER'S LOAN"   in relation to a Shareholder, a loan to the
                                Company or any member of the Group now or at any time hereinafter made or procured to be made by that Shareholder and for the time being outstanding and due and owing from the Company or the member of the Group (as the case may be)
                                (and together with interest, if any, thereon) and the expression "SHAREHOLDERS' LOANS" in relation to all or some of the Shareholders shall be construed accordingly;

         "SMARTCO"              CITY SMART LIMITED, a company incorporated in
                                Hong Kong and wholly-owned by OTI prior to the execution of this Agreement;

         "SUBSIDIARY"           any of the subsidiaries for the time being of
                                the Company;

         "SUBSIDIARY"           or "HOLDING COMPANY" shall mutatis mutandis have
                                the respective meanings given to such
                                expressions in the Companies Ordinance of Hong
                                Kong;

         "US$" or
        "UNITED STATES DOLLARS" the lawful currency of the United States of
                                America;

         "VALUATION DATE"       in respect of the determination of the Fair
                                Market Value for the purposes of Clause 7, the date of the Relevant Resolution, and for the purposes of Clause 8, the date of the written notice of the Non-Defaulting Shareholder to the Defaulting Shareholder as described therein, and for the purposes of Clause 9, the Transfer
                                Notice Date.

1.2 References to any statute or statutory provisions shall, where the context so admits or requires, be construed as references to those provisions as respectively amended, consolidated, extended, or re-enacted from time to time, and shall, where the context so admits or requires, be construed as including reference to the corresponding provisions of any earlier legislation (whether repealed or not) directly or indirectly amended, consolidated, extended, or replaced thereby or re-enacted therein, which may be applicable to any relevant tax year or other period, and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant ordinance.

                                      A-6

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1.3      Headings in this Agreement are for convenience only and shall not affect the construction of this Agreement or any part thereof.

1.4      Unless the context otherwise requires:-

         1.4.1 words importing the singular only shall include the plural and vice versa;

         1.4.2 words importing natural person shall include individuals, companies, corporations, firms, partnerships, consortiums, joint ventures, associations, organisations, and un-incorporated bodies of persons, trusts, any government or state or any instrumentality, agency or political sub-division thereof or authority, board or body created or constituted thereby (in each case, whether or not having separate legal personality) and vice versa; and

         1.4.3 words importing the masculine gender only shall include the feminine gender and the neuter gender and vice versa.

1.5 Save as otherwise expressly provided herein, references to Clauses and Schedules are to clauses of and schedules to this Agreement and references to sub-clauses and paragraphs are to sub-clauses of the Clauses and paragraphs of the sub-clauses in which they respectively appear, and the Schedules shall be deemed to form part of this Agreement.

2.       SHARE CAPITAL

2.1 Within 7 Business Days after the execution of this Agreement, CK-X and OTI shall subscribe in cash (save and except that for OTI, US$500,000, being part of the subscription by OTI (the "DEFERRED AMOUNT"), shall become due and payable on the earlier of the date which is twelve months after the execution of this Agreement and the date of exercise of the Option by the Company under Clause 4.17.1(a) when the Deferred Amount shall be paid by OTI or (as the case may be) satisfied by way of a set-off against the Exercise Price set out in Clause 4.17.1(a) and payable by the Company to OTI upon the exercise by the Company of the Option) for and hold Shares in such numbers and at such subscription prices respectively provided in the third and fourth columns below (as the case may be) set opposite to its name so that, immediately after the allotment of Shares to CK-X and OTI, the aggregate number of Shares held by each of CK-X and OTI shall be as stated in the fifth column below and their respective proportions (expressed in terms of percentage) of shareholding in the Company shall be as stated in the sixth column below:-

                            NUMBER OF         NUMBER OF                        NUMBER OF
                            SHARES BEFORE     SHARES TO      SUBSCRIPTION      SHARES AFTER    PROPORTION OF
         SHAREHOLDER        SUBSCRIPTION      BE ALLOTTED    PRICE             ALLOTMENT       SHAREHOLDING
         -----------        -------------     -----------    ------------      ------------    -------------
         CK-X                  1                 24,999      US$3,600,000        25,000             50%
         OTI                   1                 24,999      US$3,600,000        25,000             50%
         -----------           ---               ------      ------------        ------            ----
         Total :               2                 49,998      US$7,200,000        50,000            100%

                                      A-7

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2.2      Each Shareholder warrants and undertakes to the other Shareholder that it has acquired and shall subscribe for and hold the Shares for its own absolute beneficial ownership and not on behalf of any other person.

2.3 Decisions of the Shareholders may be made by written resolutions or by resolutions passed on a poll in meetings. All written resolutions of the Shareholders shall be signed by all Shareholders in order to be valid and subsisting.

2.4 The Shareholders shall have a Chairman for the meetings of the Shareholders. Such Chairman shall be nominated and appointed by CK-X. Questions arising at any meeting of the Shareholders shall be decided by a majority of votes.

3.       BUSINESS OF THE GROUP

3.1      The business of the Group shall be:-

         3.1.1    the implementation of the Distribution Agreement;

         3.1.2 the purchase, marketing, distribution, sale, applications and after-sale maintenance and support of the OTI Products in connection with the Distribution Agreement or products complementary and, subject to the provisions of Clause 4.13, similar to the OTI Products which may be supplied by manufacturers or obtained through sources (other than from or through OTI) upon terms that are more competitively priced or favourable than the OTI Products;

         3.1.3 the incorporation or establishment of any subsidiary or joint venture company by the Company for the purposes of developing, promoting, enhancing or improving the efficiency and cost effectiveness of the business of the Group;

         3.1.4 such other business as may be decided by the Board from time to time; and

         3.1.5 the doing of such acts, matters and things as may be consistent with, necessary for or incidental to the attainment of the objects set out above.

         For the avoidance of doubt, unless otherwise agreed between the parties in writing, the distribution, sale, applications and after-sale maintenance and support of the Group's products shall be limited to the Exclusive Territory.

3.2 Save as otherwise herein provided, the business and affairs of the Company shall be managed by the Board in accordance with this Agreement and without any obligation to seek approval from the Shareholders. The Shareholders shall exercise their voting rights and powers of control in relation to the Company (and therefore indirectly in relation to the Group) and in the respective boards of the members of the Group so as to ensure that:-

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         3.2.1    the members of the Group shall carry on and conduct its
                  business and affairs in a proper and efficient manner;

         3.2.2 full effect shall be given to the terms and conditions of this Agreement (including, where appropriate, the carrying into effect of such terms and conditions as if they were embodied in the Memorandum and Articles and in the respective memorandum and articles of association, bye-laws or analogous constitution of the members of the Group); and

         3.2.3 the business and affairs of the Group shall be carried on pursuant to policies laid down from time to time by the Board.

4.       BOARD OF DIRECTORS AND RELATED MATTERS

4.1      Composition

         4.1.1 The Company shall have a Board of Directors and at all times whilst this Agreement remains in force and subject to any contrary agreement in writing of the Shareholders, the Company shall have a Board of six (6) Directors and each Shareholder shall procure by a written notice to the Company (with a copy to the other Shareholder) that (subject as otherwise expressly provided in this Agreement) CK-X shall be entitled to appoint, remove or replace 3 Directors and OTI shall be entitled to appoint, remove or replace 3 Directors.

         4.1.2 Notwithstanding Clause 4.1.1, if, at any time before Listing, the proportion of the number of Shares legally and beneficially owned by:-

                  (a)      CK-X; or

                  (b)      OTI

                  in the entire issued share capital of the Company is reduced (otherwise than as a result of a transfer of Shares permitted under Clause 9.2.1) by a portion representing an integral twenty percent (20%) (such portion being called the "THRESHOLD PORTION") of the entire issued share capital of the Company held by the relevant party as above-mentioned in Clauses 4.1.2(a) or 4.1.2(b) (as the case may be) immediately prior to such reduction, then:-

                  (a)      CK-X; or

                  (b)      OTI (as the case may be)

                  in relation to every Threshold Portion and upon notice being given by the other party to which the Threshold Portion does not relate, shall cease to be entitled to nominate and appoint one Director under Clause 4.1.1 and one Officer under Clause
                  5.2 and if such Director or Officer is appointed it shall be removed from office forthwith.

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         4.1.3    To the extent that the right originally exercisable by a
                  Shareholder under Clause 4.1.1 to appoint, remove or replace a Director is extinguished under Clause 4.1.2, it shall become exercisable by such new Shareholder which has acquired the Threshold Portion. To the extent that the right originally exercisable by a Shareholder under Clause 5.2 to appoint, remove or replace an Officer is extinguished under Clause 4.1.2, it shall become exercisable by such Shareholder which holds the largest proportion of the issued share capital of the Company immediately after the application of Clause 4.1.2.

4.2      Quorum

         4.2.1 The quorum necessary for the transaction of business in a meeting of the Board shall be four (4) Directors, of which (unless the Shareholders otherwise agree in writing in any particular case) one of whom shall be a Director appointed by CK-X and the other one shall be a Director appointed by OTI under Clause 4.1.1. No decision may be made or right exercised by the Board otherwise than at a meeting of the Board at which a quorum is present throughout.

         4.2.2 If at any meeting of the Board the quorum necessary for the transaction of business is not present, the meeting shall stand adjourned to the same day in the following week (or the next following Business Day if that day is a non-Business
                  Day), at the same time and place (the "ADJOURNED MEETING") and if at the Adjourned Meeting a quorum is not present within half an hour from the time appointed for the meeting any two Directors present (notwithstanding all of the Directors present are nominated by the same Shareholder) shall be a quorum.

4.3      Voting

         Subject to Clauses 4.12 and 4.13, questions arising at any meeting of the Board shall be determined by a majority of votes.

4.4      Chairman and Deputy Chairman

         The Chairman of the Board shall be nominated and appointed by CK-X. The Deputy Chairman of the Board shall be nominated and appointed by OTI. Such Chairman and Deputy Chairman shall be counted in calculating the number of Directors to be appointed by CK-X and OTI under Clause 4.1.1.

4.5      Alternate

         4.5.1 Subject to the approval in writing of the nominating Shareholder, any Director may at any time and from time to time by a notice in writing to the Company (with a copy to the other Shareholder) (both to be received not less than 48 hours prior to the relevant Board meeting provided that where there is a force majeure event or emergency beyond the reasonable control of the Director, such notice may be given in other possible mode and time as permitted by the prevailing circumstances) appoint any person (who should be competent, possess relevant business knowledge, qualifications and experience and be eligible to be so appointed under the Articles and all applicable laws) to be his alternate Director and, where appropriate, to be the acting Chairman or the acting Deputy Chairman, as the case may be, in his place and may at any time terminate such appointment from the time stated in the notice (which shall not be earlier than the time when such notice is lodged with the Company) or, if no such time is stated, from the time such notice is so lodged. The appointment of an alternate Director, the acting Chairman or the acting Deputy Chairman shall terminate on the termination of office of the Director, the Chairman or the Deputy Chairman, as the case may be, who appointed him. A Director or his alternate can act as alternate of one or more other Directors.
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         4.5.2    The alternate Director shall (except as regards the power to appoint an alternate Director pursuant to this Clause 4.5) be subject in all respects to the terms and conditions existing with reference to the other Directors of the Company. Every alternate Director shall be entitled to receive any notice of meeting of the Directors, to attend and vote as a Director and perform the functions of a Director at any such meeting at which the Director appointing him is not personally present, to sign any resolution in writing of the Board and otherwise to generally perform the functions of a Director in the place of the Director appointing him.

         4.5.3 For the purpose of reckoning a quorum under Clause 4.2, an alternate Director shall be regarded as being nominated by the Shareholder which has under Clause 4.1 nominated the Director for whom he acts as his alternate Director for the time being and in case such alternate is also a Director he shall be regarded as participating in any Board meeting on his own behalf and on behalf of any other Director for whom he is appointed as alternate.

4.6      Convening a meeting

         The Board shall meet at such place or time as the business of the Company requires or as the Directors think fit. Any Board meeting may be convened by the Chairman or the Deputy Chairman. Not less than 7 Business Days' prior written notice of each meeting of the Board specifying the date, time and place of the meeting and the business to be transacted thereat shall be given to each Director (other than a meeting reconvened following an adjournment, in respect of which no further notice shall be required), unless short notice is consented to or notice is waived by such Director.

4.7      Written resolutions

         A resolution in writing or by telecopier approved or signed as all the Directors shall unanimously agree in writing, shall be effective for all purposes as a resolution duly passed at a meeting of the Board duly constituted. Any such resolution may be approved or signed in counterpart.

4.8      Minutes

         Minutes of all meetings of the Board together with the relevant Board papers shall be sent to each Director as soon as practicable after the holding of the relevant meeting whether or not such Director was present thereat. The minutes of any Board meeting shall be approved at the next Board meeting.

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4.9      Subsidiary

         The provisions contained in Clauses 4.1 to 4.8 (inclusive) shall apply mutatis mutandis to and in relation to the board of directors of each Subsidiary.

4.10     Shareholders' actions

         Each of the Shareholders undertakes to each other of them that notwithstanding any other provisions herein, it will procure or vote to remove any person nominated by it as Director, if such nominee shall become liable to be removed or disqualified as Director in accordance with the provisions of this Agreement, the Articles or the applicable laws. The provisions of this Clause 4.10 shall not be interpreted as derogating from a Shareholder's right to appoint a Director in place of the removed or disqualified Director in accordance with the terms of this Agreement.

4.11     Delegation

         Subject to Clause 5, the Board may, by a resolution adopted by at least two Directors respectively nominated by CK-X and OTI (subject to Clause 4.2.2), from time to time delegate any of their powers to such persons or committees consisting of such one or more members of the Board as they think fit. Any committee so formed shall in the exercise of the powers so delegated conform to such regulations and limits of authority as may from time to time be set by the Board.

4.12     Casting vote by Chairman

         In the case of equality of votes on any of the following matters or issues requiring determination at a Board meeting and while CK-X (including for this purpose its permitted assign under Clause 9.2.1) remains the beneficial owner of not less than 50% of the entire issued share capital of the Company, the Chairman shall have a casting vote which will be applied in good faith:-

         4.12.1 the approval or alteration of the Annual Business Plan in accordance with the scope of the business of the Group;

         4.12.2 the creation of any Encumbrance over any part of the undertaking, property or assets of the Group (excluding the Distribution Agreement), the borrowing of any monies by the Group from any person, or the giving of any guarantee or indemnity by the Company or any member of the Group to secure the liabilities or obligations of any person; and

         4.12.3 the taking of any action or measure to avoid, amend or nullify any action taken or to be taken by the Group which deviates, has deviated or may deviate from the approved Annual Business Plan or is, has been, or may be detrimental to the interest of CK-X.

         The Chairman shall not exercise his casting vote unless the parties have discussed the relevant matters and issues at least 7 Business Days before such exercise. For the avoidance of doubt, it is hereby agreed that the casting vote of the Chairman shall not apply to Clauses 3.1.4, 6 and 7.4.3(b) and accordingly any other business of the Group (other than those contemplated in Clause 3.1.1, 3.1.2, 3.1.3 and 3.15) and additional investment by the Company and the Shareholders in connection with such other business, and any issue of Shares pursuant to Clause 6 or 7.4.3(b) shall be subject to the unanimous approval of the Shareholders.

4.13     Veto by Deputy Chairman

         In the event that the Board should consider the use or implementation by the Group of any smart card technology other than that adopted by OTI or other products similar to the OTI Products and while OTI (including for this purpose its permitted assign under Clause 9.2.1) remains the beneficial owner of not less than 50% of the entire issued share capital of the Company, the Deputy Chairman shall be entitled to veto any resolution passed by the Board on such use or implementation of such other smart card technology or other products similar to the OTI Products by the Group (such veto right shall be applied in good faith) provided that the validity and effectiveness of such veto right shall be conditional upon OTI being able to in a timely manner

         4.13.1 provide to the Group such other smart card technology or other products similar to the OTI Products at competitive prices; or

         4.13.2 obtain for the Group such other smart card technology or purchase such other products similar to the OTI Products from any other source or manufacturer and re-sell the same to the Group at a price determined in accordance with the following formula:

                  (a) at direct cost price of the products plus 7.5% thereof (or such other percentage as may be agreed between OTI and the Company in writing) plus US$0.10 as handling cost per product, if the direct cost price is US$3.00 or more; and

                  (b) at direct cost price of the products plus 9.5% thereof (or such other percentage as may be agreed between OTI and the Company in writing) without the additional handling cost, if the direct cost price is less than US$3.00.

         The Deputy Chairman shall not exercise his veto right unless the parties have discussed the relevant matters and issues at least 7 Business Days before such exercise.

4.14     Annual Business Plan

         4.14.1 The Board shall procure the first draft Annual Business Plan to be prepared and approved as soon as practicable after the execution of this Agreement. The financial portions of the draft Annual Business Plan shall be prepared in accordance with GAAP and shall contain a detailed monthly financial budget. Such budget shall at least be accompanied by a review of the projected business, a statement of all capital and recurrent expenditure to be incurred, an estimate of the working capital requirements of the Company incorporated within a cashflow statement and prudent transfers of distributable profits to reserve during such Fiscal Year together with a projected profit and loss account, and shall be supported by explanations, notes and information upon which the projections underlying such Annual Business Plan have been based.

         4.14.2 The draft Annual Business Plan shall become the Annual Business Plan for such Fiscal Year on approval by the Board. In the event that the Board is unable to settle and approve the draft Annual Business Plan in whole or in part prior to the commencement of a Fiscal Year, the expenditure programme contained in the existing Annual Business Plan shall mutatis mutandis continue to apply until a complete Annual Business Plan is approved by the Board.

         4.14.3 The framework of the projected Annual Business Plan of the Company for the Fiscal Years 2000-2003, inclusive, is attached as SCHEDULE E for reference.

4.15     Corporate Distributions

         4.15.1 Subject to Clauses 4.15.2 and 4.16, the audited consolidated net profits after taxation of the Company (including, for clarification purpose, all Subsidiaries) in any Fiscal Year (the "DISTRIBUTABLE PROFITS") may be distributed by way of dividend or other means deemed by the Board as distributions for the purposes of this Clause 4.15 (collectively referred to as the "DISTRIBUTIONS") in such proportion and on such basis as is determined by the Board to be in the best interests of the Company provided that whatever the form of Distribution, it shall be made in accordance with the proportionate interest of each Shareholder.

         4.15.2 Subject to the availability of cashflow in the Company and any transfer to reserve according to prudent business practice and other budgeted investment set out in the Annual Business Plan or unless otherwise decided by the Board, not less than 50% of Distributable Profits will be paid to the Shareholders as Distributions and Distributions shall, where possible, be made at least annually.

         4.15.3 Subject to the provisions of this Agreement and applicable law, the Shareholders shall vote their Shares and take all other actions in a manner consistent with the determinations of the Board in matters relating to Distributions. The policy with respect to distributions from the Subsidiaries to the Company shall be that as set out in this Clause 4.15.

4.16     Payment prior to Distributions

         The Board shall procure that the following payments will be made in priority to any distribution of the Distributable Profits under Clause
         4.15 and any repayment of the Shareholders' Loans:

         4.16.1 conditional upon the payment by CK-X of the full subscription price in accordance with Clause 2.1, in the event that the Company's annual gross profit (as defined in SCHEDULE F) in any Fiscal Year shall exceed US$750,000, CK-X shall be entitled to receive from the Company yearly management fees for that Fiscal Year, free of any taxation, in an amount equal to 20% of the Company's annual gross profit in that Fiscal Year, up to an aggregate maximum of US$5,050,000;

         4.16.2 conditional upon the payment by OTI of the full subscription price partly by cash under Clause 2.1 and partly by a set-off of the Exercise Price against the Deferred Amount on a transfer of the entire issued share capital or assets of Smartco under Clause 4.17.1 or payment of the Deferred Amount in accordance with Clause 2.1 and in consideration of the granting by it of the distribution rights and limited use rights of the OTI Products to the Company pursuant to the Distribution Agreement, OTI shall be entitled to receive from the Company the amount of US$1,550,000 at the end of the first Quarter of the Fiscal Year 2000, the amount of US$1,550,000 at the end of the second Quarter of the Fiscal Year 2000 and an amount of US$170,000 at the end of each of the Fiscal Years 2001, 2002 and 2003.

4.17     The Option and Related Matters

         4.17.1 In consideration of HK$1.00 paid by the Company to OTI (receipt thereof is hereby acknowledged by OTI), OTI hereby:-

                  (a) irrevocably grants to the Company the option (the "OPTION") which may be exercisable within a six-month period commencing on the date which is 6 months from the date hereof (the "OPTION PERIOD") at the exercise price of US$500,000 (the "EXERCISE PRICE") which shall be settled upon the exercise of the Option by the Company by way of a set-off against the Deferred Amount due from OTI to the Company as set out in Clause 2.1 to either:-

                           (i) acquire from OTI the entire issued, paid-up and voting share capital of Smartco; or

                           (ii) require OTI to procure Smartco and its subsidiaries to sell to the Company all the assets of Smartco and its subsidiaries (including without limitation all rights, titles, interests and benefits in the software, hardware, tangible assets, intellectual property rights and other properties all free from Encumbrances).

                           The Option shall be exclusively exercisable by CK-X on behalf of the Company at its discretion. Completion of such acquisition of the shares in Smartco or sale of the assets of Smartco and its subsidiaries (the "COMPLETION") shall be on a date (the "COMPLETION DATE") within 1 month from the date on which the Company serves a notice in writing on OTI within the Option Period specifying the Completion Date, a place in Hong Kong at which Completion shall take place and the businesses to be conducted at Completion;

                  (b) agrees to procure each of Smartco and its subsidiaries (the "SMARTCO GROUP") to account to and hold in trust for the Company all income and proceeds to be received by the Smartco Group arising out of any contracts for supply of goods and/or services to which any member of the Smartco Group is a party on and after the date hereof (and in respect of any prepayments to the Smartco Group for income and proceeds arising on and after the date hereof, a pro rata amount thereof to be paid by the Smartco Group to the Company) and for such purpose to execute an assignment in favour of the Company in the form as attached as SCHEDULE G provided that the Company will after such assignment pay the Smartco Group at the end of each month an amount by way of management fees which equal the aggregate amount of operating, administrative and office expenses of the Smartco Group (comprising payroll expenses, rental and management charges for office premises, utility charges, advertising and all other reasonable office expenses) for the relevant month and accepted by the Company; and

                  (c) undertakes and agrees that it shall procure the Smartco Group and its management and employees to act in accordance with the instructions and directions of the Company on all aspects of its businesses and operations, it being agreed that on and after the date hereof:-

                           (i) the Smartco Group will no longer take on any new business, and will refer any new business to the Company;

                           (ii) its existing employees will be transferred to the Company in a manner to be agreed between CK-X and OTI;

                           (iii) all existing employees of the Smartco Group and employees transferred to the Company under sub-paragraph those (ii) above may be deployed by the Company to work primarily on the businesses and operations of the Company, but they may also be assigned by the Company to work on the existing business of the Smartco Group until the latter has been fully performed, all in such manner as directed by the Company.

         4.17.2 In consideration of CK-X procuring the Company to accept and the Company accepting the grant of the Option by OTI, OTI hereby represents, warrants and undertakes to the other parties in this Agreement that:-

                  (a) OTI shall deliver and procure Smartco to deliver the Audited Accounts to CK-X on or before 31st March 2000;

                  (b) the Audited Accounts are true, accurate and correct and represent the true financial position of Smartco as at the date of such accounts in all material respects;

                  (c) in the event of the exercise of the Option by the Company under 4.17.1(a)(i), there has been no and will not be any material adverse change in the financial position of the Smartco Group between the date of Audited Accounts and the date of transfer of Smartco to the Company under Clause 4.17.1(a)(i) save and except for the arrangement set out in Clause 4.17.1(b) and any changes arising under the provisions of this Agreement.

         4.17.3 In the event the Company exercises the Option, the Company agrees that any source code being the subject matter of the Option shall be jointly owned and may be used by any of the Company and OTI for their respective businesses. For the avoidance of doubt, it is agreed that:-

                  (a) OTI shall not use or permit the use of the source code for the manufacture of any products in or shipment or sale of any products into the Exclusive Territory;

                  (b) the Company shall not use or permit the use of the source code for the manufacture of any products in or shipment or sale of any products into any place other than the Exclusive Territory;

                  (c) OTI shall in its use of the source code change its user interface to differentiate it from the original;

                  (d) neither the Company nor OTI shall transfer, or license the use of, the source code to any person.

4.18     Indemnities relating to Smartco

         4.18.1 Subject to Clause 4.18.2, OTI will indemnify and keep CK-X and the Company (acting for itself and the Smartco Group for this purpose) fully indemnified against all losses, damages, costs and expenses arising in connection with any claims, demands, actions, proceedings and liabilities that may be made against, suffered or incurred by the Smartco Group, CK-X or the Company in respect of any event or matter arising or accruing prior to the date of this Agreement or any contract for supply of goods or services to the Smartco Group's customers which was entered into by the Smartco Group before the date of acquisition of Smartco by the Company under Clause 4.17.1(a)(i) (all such contracts being the "SMARTCO CONTRACTS").

         4.18.2 No claim shall be brought by CK-X or the Company against OTI under Clause 4.18.1 unless notice in writing of any such claim (specifying in reasonably sufficient detail the nature of the claim and so far as practicable the amount claimed in respect thereof) has been given to OTI (a) on or prior to the date being two (2) years after the date of this Agreement; or (b) where such claim relates to any of the Smartco Contracts, on or prior to the expiry of such contract if such contract expires and is renewed by the Company in consideration of a fee to be paid by the relevant customer to the Company before the end of the said 2-year period from the date of this Agreement; or (c) where such claim relates to any of the Smartco Contracts, on or prior to the expiry of such contract if such contract expires after the end of the said 2-year period from the date of this Agreement (the last date on which any claim is to be brought against OTI under Clause 4.18.2 is hereinafter called the "CLAIM DATE").

         4.18.3 Any claim under Clause 4.18.1 which has been made against OTI on or before the Claim Date shall, if it has not been previously satisfied, settled or withdrawn, be deemed to have been withdrawn and become fully barred and unenforceable on the expiry of the period of one (1) year commencing on the Claim Date unless legal proceedings in respect thereof shall have been commenced against OTI and for this purpose proceedings shall not be deemed to have been commenced unless they shall have been issued and served upon OTI.

4.19     After the execution of this Agreement,

         4.19.1 CK-X shall as soon as is practicable conduct and complete all appropriate and satisfactory legal, accounting and financial due diligence review of Smartco;

         4.19.2 OTI shall as soon as is practicable deliver to CK-X and the Company but in any event no later than 28th February 2000a legal opinion acceptable to CK-X issued by a firm of lawyers qualified to practise in Germany (to be instructed at OTI's cost), confirming, among other things, the arrangement set out in Clause 4.17.1(b), the proposed transfer of the entire issued share capital or the assets of Smartco pursuant to the Option do not result in any breach of any German law or requirements under or in connection with the Neuer Markt of the Frankfurt Stock Exchange. In the event that the Company has exercised the Option and acquired the shares of Smartco pursuant to Clause 4.17.1(a)(i) but CK-X is not satisfied with any of the matters set out in Clauses 4.19.1 to 4.19.2, CK-X may require the Smartco Group to be liquidated at the cost of OTI in such manner as will cause the minimal disruption to the business of the Group and allow an orderly transfer of the assets, business and employees of the Smartco Group to any other subsidiary of the Group notwithstanding any other provisions in this Agreement.

5.       MANAGEMENT OF THE GROUP

5.1 Immediately following the execution of this Agreement, the Board will hold one or more meetings to settle all organisational matters relating to the Group including the Group's day to day operations, management (including the terms of employment of the Officers) and accounting procedures, duties and responsibilities of the Officers, and appointment of the Management Committee as referred to in Clause 5.2.

5.2      5.2.1    Immediately after the execution of this Agreement, the Board will procure that the Management Committee is constituted and the Officers are appointed.

         5.2.2 The Management Committee (the "MANAGEMENT COMMITTEE") shall comprise 4 members (individually a "COMMITTEE MEMBER" and collectively "COMMITTEE MEMBERS"). As long as the proportion of shareholding of CK-X and OTI in the Company remains as provided in Clause 2.1, each of CK-X and OTI shall be entitled to appoint two Committee Members. Only Directors and Officers are eligible to be appointed Committee Members.

         5.2.3 The following Officers shall be appointed and act in accordance with the directions of the Management Committee:

                  (a)      the President ("PRESIDENT");

                  (b)      the Chief Executive Officer ("CEO");

                  (c)      the Chief Operating Officer ("COO"); and

                  (d)      the Chief Financial Officer ("CFO"),

                  (the President, CEO, COO and CFO being collectively called the "OFFICERS" and each an "OFFICER").

         5.2.4 Subject to Clause 4.1.3, OTI shall be entitled to appoint, remove or replace the President and the CEO while CK-X shall be entitled to appoint, remove or replace the COO and the CFO as long as the proportion of shareholding of OTI and CK-X in the Company remains as provided in Clause 2.1. Each Shareholder shall effect any appointment or removal of any of its relevant Officer by sending written notice to the other and a copy thereof to the Company. Each Officer should be competent, possess all relevant knowledge, qualifications and business experience and be eligible to be so appointed under the Articles and all applicable laws.

5.3 The Management Committee shall meet at such regular intervals as are required or it may determine from time to time. Any of the Committee Members may convene a meeting of the Management Committee provided that not less than 3 Business Days' notice of each meeting, specifying the business to be transacted thereat, shall be given to each Committee Member, unless waived by that Committee Member.

5.4 The quorum for each Management Committee meeting shall be 2 with at least 1 from OTI and 1 from CK-X. If a meeting is not quorate within 30 minutes of the time for which it was convened and due to commence, it shall be deemed to be adjourned automatically to the same time and place on the next Business Day following and no further notice is required for such adjourned meeting. At such adjourned meeting any Committee Member present shall comprise the quorum. No decision may be made or right exercised by the Management Committee otherwise than at a meeting of the Management Committee at which a quorum is present throughout.

5.5 The CFO (if he is a Committee Member, but otherwise any Committee Member appointed by CK-X) shall act as the meeting co-ordinator and shall prepare an agenda for each meeting to which each Committee Member shall have the right to add. Such agenda and related papers shall be sent to each Committee Member at least 2 Business Days before the meeting. Matters and proposals arising at any meeting shall be decided by a majority vote of the Committee Members present. Each Committee Member shall have the right to appoint another Committee Member to represent him at the meeting. Each Committee Member at the Management Committee meeting shall have one vote and such number of votes corresponding to the number of other Committee Members he may have been authorised to represent. If a deadlock as to any matter which requires decision arises at any meeting of the Management Committee, it shall be referred to the Board for resolution.

5.6 The business of the Management Committee may be conducted either at a meeting or in any manner approved by the Management Committee which (except as herein otherwise expressly provided) shall have full authority to fix its own rules and procedures. The minutes of meeting of the Management Committee shall be kept in a file which is available for inspection at all times by authorised representatives of any Shareholder. The minutes of a meeting shall be prepared and copies delivered to all Committee Members within 5 Business Days of that meeting. The minutes of any Management Committee meeting shall be approved at the next Management Committee meeting.

5.7      The functions of the Management Committee shall be as follows:-

         5.7.1 to prepare a draft Annual Business Plan for each Fiscal Year for consideration by the Board no later than one calendar month prior to the beginning of such Fiscal Year;

         5.7.2 to procure the preparation of monthly written reports on the business and performance of the Group (each including management financial statements of the Group and a financing plan stating the times and accounts of the Group's cash and financing requirements for the next 2 months) within 10 Business Days from the end of the month in question for despatch to each Shareholder;

         5.7.3 to oversee the carrying on of the business of the Group within the scope of the Annual Business Plan as approved (subject to any adjustment of 10% thereto on an annual basis);

         5.7.4 to arrange for or enter into any interim financing or credit facilities to be extended to the Group and/or to provide any indemnity, guarantee or undertaking in respect thereof within the scope of the applicable Annual Plan or as approved by the Board;

         5.7.5 to procure each member of the Group to keep timely and accurate books of accounts and records relating to the business of the Group and to provide each Officer and Director access thereto; and

         5.7.6 to determine the terms of employment of any executive or senior employee (other than the Officers).

         The Management Committee may from time to time refer any matter to the Board for advice.

5.8 Each of the Shareholders shall procure that the Committee Members appointed by it shall exercise their voting rights in good faith for the implementation of the Group's business and in the interests of the due performance of the provisions of this Agreement. No Director or Officer shall be personally responsible for acting bona fide and in good faith in respect of any of his acts or omissions.

5.9 The Management Committee may, at its absolute discretion and on the basis of its opinion on the requirements of the business and affairs of the Group, nominate and appoint such persons as the Management Committee considers to be appropriate to provide services in relation to the business and affairs of the Group and the services of such persons may be made available in any or both of the following modes:-

         5.9.1 employed by any member of the Group which shall pay salary directly to such employee, and/or

         5.9.2 seconded by CK-X or any party within the CK Group to any member of the Group to provide services to the Group in consideration of which the member of the Group shall pay to CK-X or such party within the CK Group (as the case may be) an appropriate fee within the scope of the applicable Annual Plan or as approved by the Management Committee and in accordance with invoices issued to the member of the Group, and such persons as referred to above may provide the services either on a full-time or part-time basis. The services of the Officers shall be paid for by the Group and their remuneration shall be considered and recommended by the Management Committee and determined by the Board. For the Fiscal Years 2000 and 2001, the Shareholders shall agree a budget for the remuneration (including salaries and benefits under any bonus and option plan) payable to the Officers. In the event that the remuneration payable to any Officer shall exceed the amount as provided in the said agreed budget, the amount in excess shall be borne by and may be deducted from any dividend declared and payable by the Company or amounts payable under Clause 4.16 to the relevant Shareholder appointing that Officer.

5.10 It is hereby agreed and acknowledged by the parties hereto that all the operations of the Company and of all other members of the Group (including, without limitation, the production, marketing, sale and other operational activities) shall be under the direction of the Management Committee which may from time to time be given if considered expedient by the Management Committee, and the Directors and the parties hereto shall procure and ensure that the operations of the Company and other members of the Group shall be conducted in accordance with such direction of the Management Committee.

5.11 The Auditors of the Company shall be MESSRS. DELOITTE TOUCHE TOHMATSU, Certified Public Accountants, or such other firm of certified public accountants as may from time to time be appointed by the Board.

5.12 All bank accounts of and contracts to be concluded by any member of the Group shall be operated or signed by two Officers jointly, one of whom shall be an Officer appointed by OTI and the other shall be an Officer appointed by CK-X.

5.13 In the event that any Director or Officer nominated by any Shareholder commits any misconduct or default or acts in any manner not conducive to the interests of the Group, the other Shareholder may require the nominating Shareholder to replace the Director or Officer.

6.       PROPORTIONAL ISSUE OF NEW SHARES

         The Shareholders shall exercise their respective voting rights for the time being in the Company or in any other member of the Group and shall take all such other steps as for the time being lie within their respective powers to procure that, save for the Shares to be allotted pursuant to Clause 2 or otherwise subject to the provisions of this Agreement, the Company shall not allot or issue any Shares without the unanimous approval of the Shareholders and without first offering to each Shareholder which is for the time being a member of the Company that proportion of the Shares ("PROPORTIONAL SHARES") to be issued as will enable such Shareholder (if it so accepts such offer within 3 Business Days from the date of such offer) to maintain its percentage holding (measured in nominal value) of the issued share capital of the Company in the same proportion as existing immediately prior to such offer provided that if any Shareholder refuses to accept the offer to it of the Proportional Shares pursuant to this Clause, such unaccepted Proportional Shares shall then be offered to the other Shareholders (in the proportion that the number of Shares then held by each such other Shareholder bears to the aggregate number of Shares held by all such other Shareholders) which shall be entitled (but not obliged) to accept such offer in addition to the offer of the Proportional Shares originally offered to it pursuant to this Clause. The procedure, timing and manner of any such offer and issue shall from time to time be determined by the Board.

7.       FUNDING ARRANGEMENT AND POSSIBLE DILUTION

7.1 CK-X shall or procure any third party to make available up to the end of Fiscal Year 2002 a revolving credit facility of up to US$4,000,000 to the Company to meet its working capital requirements. Such facility shall attract interest payable by the Company at the rate of LIBOR plus 1% per annum and may be used by the Company only upon the approval of the Board. Repayment of the loan drawn under the facility shall be subject to the order of priority set out in Clause 7.5. If and to the extent required, each of CK-X and OTI shall provide its own corporate guarantee for up to half (50%) of any such facility used by the Company.

7.2 The Shareholders acknowledge and agree that if, subject to Clause 7.1, the Company requires additional finance for the business and affairs of the Group or for further lending by it to any Subsidiary for the business and affairs of such Subsidiary, such additional finance shall be met as far as practicable and based on reasonable endeavours by the Company by borrowings from banks, financial institutions and other similar sources on terms as to interest, repayment and security reasonably obtainable in the market and in relation to a borrower having similar standing as the Company.

7.3      7.3.1    If in the opinion of the Board borrowings from a bank,
                  other financial institution or outside source are not available to the Company or not appropriate or feasible on terms and for the purposes as provided in Clause 7.2, the Board may pass a resolution (the "RELEVANT RESOLUTION") for the purpose of this Clause 7.3.1 that the business and affairs of the Company requires additional funds from the Shareholders as additional Shareholders' Loans in any amount (the
                  "ADDITIONAL AMOUNT") specified in such resolution.

         7.3.2 In such event provided in Clause 7.3.1, the Additional Amount shall be allocated by the Board amongst the Shareholders in the proportion that the Shareholders' respective number of Shares then held by the Shareholder bears to the aggregate number of Shares in issue at the relevant time, and subject to Clause 7.4 each Shareholder or its respective nominee shall make loan to the Company in an amount or aggregate amount so allocated (each the "ALLOCATED AMOUNT") in relation to it within 30 days (the "CONTRIBUTION PERIOD") after the Board has passed the Relevant Resolution to make such allocation and/or to call upon the Shareholders to make loans pursuant to this Clause 7.3.2.

7.4 If any Shareholder has any genuine problem in making loan to the Company in the Allocated Amount within the Contribution Period, it may consult and propose any feasible substitute methods of raising finance to such other Shareholders who may consider such methods as they deem appropriate, but this provision shall be without prejudice to the remaining provisions of this Clause 7. Notwithstanding Clause 7.3, if any Shareholder (the "UNWILLING SHAREHOLDER") fails to make loan to the Company in the Allocated Amount pursuant to Clause 7.3, the Shareholder (the "WILLING Shareholder") who is not itself an Unwilling Shareholder shall be entitled at its sole discretion to do any one of the acts respectively described in Clauses 7.4.1, 7.4.2 and 7.4.3:-

         7.4.1 to ask the Directors nominated by the Willing Shareholder to propose to the Board to cancel the call for the Additional Amount altogether; OR

         7.4.2 to contribute (by way of loan) the Allocated Amount in relation to the Willing Shareholder only or (at the option of the Willing Shareholder) to contribute (by way of loan) the aggregate of the Allocated Amount in relation to itself and all or any of the Allocated Amount in relation to all or any of other Unwilling Shareholder(s), and the full amount contributed under this Clause 7.4.2 by the Willing Shareholder:-

                  (a) shall carry interest at such rate as determined solely by the Willing Shareholder(s) from time to time (but not less than LIBOR plus 2% per annum in any event and not exceeding the interest which would have been chargeable by the banks, other financial institutions or outside sources as if borrowings from such banks, other financial institutions or outside sources had been available and had not been refused by the Board under Clause 7.3.1); and

                  (b) shall, together with interest thereon, be called the "NON-DILUTING LOAN"; OR

         7.4.3    (a)      to contribute (by way of loan)

                           (i) the Allocated Amount in relation to itself only (which shall carry the same rights and status in all respects as, and be treated as identical in all respects to, the Non-Diluting Loan described in Clause 7.4.2); and

                           (ii)     the Allocated Amount (the "RELEVANT
                                    ALLOCATED AMOUNT") (in whole or in part) in relation to any or all of the other Unwilling Shareholder(s) (subject to Clause
                                    7.4.4 in case of competition) (the loans actually contributed by the Willing Shareholder(s) under this paragraph 7.4.3
                                    (a) (ii) is hereinafter called the "DILUTING
                                    LOAN"); and

                  (b) subject to the unanimous approval of the Shareholders, to subscribe for and be issued with such number of new Shares in the Company calculated as "S" in accordance with the following formula (in consideration of and at the par value of such new Shares):-

                                                  A
                                     S = ____________________

                                               F x 60%

                           where

                           "A"              means the Diluting Loan;

                           "F" means the Fair Market Value with the relevant Valuation Date being the date of the Relevant Resolution which leads to the application of this formula in accordance with Clauses 7.3 and 7.4; and

         7.4.4 In case of competition amongst the Willing Shareholders to contribute to the Relevant Allocated Amount, the amount shall be allocated amongst the Willing Shareholders in the proportion that the number of Shares held by each such Willing Shareholder bears to the aggregate number of Shares held by the Willing Shareholders respectively at the time immediately prior to the Relevant Resolution, and upon such allocation the relevant Willing Shareholder shall be entitled to contribute its respective share of the Relevant Allocated Amount pursuant to and for the purpose of Clause 7.4.3.

7.5 It is hereby agreed and declared between the parties hereto that subject to Clause 4.16, the categories of debts in relation to or arising out of the loans, indebtedness or matters described below shall rank in the following order of priority and their payment or repayment shall follow such order of priority:-

         (a)      the Non-Diluting Loan;

         (b)      the loans made available under Clause 7.1;

         (c) any other Shareholders' Loans (including those made under Clause 7.3.2 and the Diluting Loan);

         (d) any dividends that may be declared or distributed by the Company.

7.6 The loans made or procured to be made to the Company by each Shareholder pursuant to this Clause 7 shall be in the form of unsecured loans subject to subordination in favour of the bankers or financiers of the Company (if so required by such bankers or financiers) upon such terms and conditions as may reasonably be required from such bankers or financiers and approved by the Board from time to time.

7.7 Subject to Clauses 7.1 and 7.4.2, the loans made to the Company by the Shareholders or their respective nominees pursuant to this Clause 7 shall not carry interest or otherwise shall carry interest from time to time at such rate as shall be agreed between the Company and the Shareholders from time to time.

7.8 Without prejudice and subject to Clause 7.5, the loans made to the Company by the Shareholders or their respective nominees pursuant to this Clause 7 shall be repayable (as to principal and as to interest, where applicable) at such time as the Board may from time to time resolve.

7.9 Until the time for the repayment of the loans made by the Shareholders to the Company under this Clause 7 shall have been determined by the Board, none of the Shareholders or their respective nominees shall have any right to demand or enforce repayment of their respective Shareholders' Loans to the Company made pursuant to this Clause 7.

8.       SALE OR PURCHASE IN CASE OF EVENT OF DEFAULT

8.1 Each of the following events shall be an "EVENT OF DEFAULT" in relation to a Shareholder or its Controlling Party if:-

         8.1.1    (a)      such Shareholder or Controlling Party commits any
                           material breach of or fails to observe any of its undertakings or obligations in any material respect under any provision of this Agreement and if any such breach or failure is capable of remedy, the same shall not have been fully remedied within 30 days of such Shareholder or Controlling Party (as the case may be) being notified in writing of such breach or failure by any other party to this Agreement; or

                  (b) such Shareholder or Controlling Party stops or suspends payment of its debts to any person or is unable or admits inability to pay its debts to any person as they fall due and such inability of such Shareholder or Controlling Party (as the case may be) has, in the opinion of any other Shareholders, a material adverse effect on the ability of such Shareholder or Controlling Party to perform its obligations or comply with its agreements, undertakings, representations and warranties under this Agreement; or

         8.1.2 such Shareholder or Controlling Party or any other person takes any bona fide action or any bona fide legal proceedings are commenced or other bona fide steps are taken for:-

                  (a) such Shareholder or Controlling Party to be adjudicated or found bankrupt, wound up or insolvent; or

                  (b) the winding-up, liquidation or dissolution of such Shareholder or Controlling Party; or

                  (c) the appointment of a liquidator, trustee, receiver, manager, administrator or similar officer of such Shareholder or Controlling Party or of the whole or a material part of the business, undertaking, properties, assets, rights or revenues of such Shareholder or Controlling Party; or

                  (d) any event or circumstance under the law of any relevant jurisdiction in any part of the world having an effect analogous to any matter described in sub-paragraphs (a), (b) or (c) of this Clause 8.1.2, and any of such action, legal proceedings or steps is not discharged, withdrawn or discontinued within 30 days from the taking or commencement thereof.

8.2 A Shareholder in respect of which an Event of Default has occurred is hereinafter called the "DEFAULTING SHAREHOLDER" and any of the other Shareholders in respect of which an Event of Default has not occurred is hereinafter called the "NON-DEFAULTING SHAREHOLDER".

8.3 Upon the occurrence of an Event of Default set out in Clause 8.1.2 (and in addition to and without limiting any other rights, claims and remedies of any of the Shareholders under this Agreement, applicable laws or otherwise), then while such Event of Default continues, any Non-Defaulting Shareholder (if it so elects at its discretion) shall have the right, exercisable by notice in writing given by such Non-Defaulting Shareholder to the Defaulting Shareholder and the Company, to purchase from the Defaulting Shareholder all or any of the Shares (the "PURCHASED SHARES") and all or any portion of the Shareholder's Loan together with accrued interest (if any) thereon (together the "PURCHASED LOAN") of the Defaulting Shareholder as may be specified by the Non-Defaulting Shareholder in the notice for a purchase price equal to 70% of the Fair Market Value of the Purchased Shares and 70% of the face value of the total of the Purchased Loan respectively, which purchase shall be completed at the date of completion to be stipulated in the notice (which date shall not be more than 30 days from the date of the notice) and otherwise in accordance with the provisions of Clause 8.4 (provided that, in the exercise of such right given in this Clause and in case of competition amongst the Non-Defaulting Shareholders to purchase from the Defaulting Shareholder the Purchased Shares or the Purchased Loan, the Purchased Shares or the Purchased Loan (as the case may be) shall be allocated amongst the Non-Defaulting Shareholders in the proportions that the number of Shares held by each such Non-Defaulting Shareholder bears to the aggregate number of Shares held by the Non-Defaulting Shareholders) provided that after completion of such purchase, the Non-Defaulting Shareholder shall immediately take all necessary action to change the corporate name of all members of the Group to such names that do not relate to the Defaulting Shareholder.

8.4 On the date of completion referred to in Clause 8.3, the relevant party required thereunder to sell or transfer (the "TRANSFEROR SHAREHOLDER") the Shares and the Shareholder's Loan shall deliver to the other relevant Shareholder which exercises the right given thereunder (the "TRANSFEREE SHAREHOLDER") duly executed instruments of transfer of its Shares to be sold to the Transferee Shareholder pursuant to Clause 8.3 together with the relevant certificates in respect of those Shares, duly executed contract notes (if required) in respect thereof subject to the full payment of the applicable price made by the Transferee Shareholder in accordance with Clause 8.3 and deliver or procure the delivery of assignments of the Shareholder's Loan to be sold to the Transferee Shareholder pursuant to Clause 8.3 executed by the Transferor Shareholder in favour of the Transferee Shareholder.

8.5 Upon the occurrence of any Event of Default set out in Clause 8.1.1 (and in addition to and without limiting any other rights, claims and remedies of any of the Shareholders under this Agreement, applicable laws or otherwise), the Non-Defaulting Shareholders and the Defaulting Shareholder shall discuss in good faith among themselves with a view to resolving the dispute or difference on the Event of Default provided that if the Shareholders cannot resolve any such dispute or difference within three (3) months of the occurrence of the Event of Default, any of the Non-Defaulting Shareholders shall be entitled to liquidate the Group and the Defaulting Shareholder shall vote at any meeting of the Shareholders and Directors and take such other steps for the liquidation of the Group pursuant to this Clause 8.5.

8.6 In the event that the Distribution Agreement is terminated for any reason whatsoever, the parties shall take steps to liquidate the Group subject to making appropriate provision or taking appropriate steps for fulfilling any outstanding obligations to the Group's customers, and complying with any outstanding obligations or exercising or pursuing any rights and remedies under the Distribution Agreement.

8.7 Each of the Shareholders hereby undertakes to notify the other Shareholders immediately upon the occurrence of an Event of Default or any event which, with the giving of notice and/or the passage of time and/or the fulfilment of any other condition, would be an Event of Default.

8.8 Without prejudice and subject to Clause 7.5, any repayment in respect of each category of Shareholders' Loans made pursuant to Clause 7 shall be made to all Non-Defaulting Shareholders who have not committed or suffered an Event of Default at the time of intended repayment pro rata to the proportion of such advance or loan made by each of such Non-Defaulting Shareholders at the time of repayment, and only thereafter to the Defaulting Shareholders, pro rata among themselves as aforesaid, mutatis mutandis.

9.       NO SALE, DISPOSAL OR CHARGING OF SHARES

9.1 Prior to Listing, no Shareholder may sell, transfer, dispose of, charge, mortgage, encumber, assign or otherwise create or permit to arise or subsist any Encumbrance over or in respect of all or any of the Shares held by it and the relevant Shareholder's Loan granted by it or any loan to any member of the Group made or to be made by it (such Shares, Shareholder's Loan and loan to any member of the Group being collectively called the "INTEREST") or purport to do so, without the prior written consent of the other Shareholder (except by a transfer or assignment pursuant to Clause 8, 9.2.1 or 18).

9.2      9.2.1    Notwithstanding other provisions in this Clause 9,

                  (a) CK-X may transfer all its Interest to any direct or indirect subsidiary of the Controlling Party of CK-X; and

                  (b) OTI may transfer all its Interest to any direct or indirect subsidiary of OTI (provided that OTI shall hold not less than 75% of the entire issued and voting share capital of that subsidiary).

         9.2.2 Subject to Clauses 9.1 and 9.2.1, in the event that a Shareholder (the "TRANSFEROR") proposes to transfer or dispose of all (but not less than all) its Interest, it shall give a notice in writing (the "TRANSFER NOTICE") to the Company that it desires to transfer or dispose of the same. The Transfer Notice shall constitute the Company the agent of the Transferor for the sale of the Transferor's Interest at the price as hereinafter provided in this Clause 9 during the SALE PERIOD (as hereinafter defined) to the other Shareholder and shall not be revocable except with the consent of the Directors.

         9.2.3 If within 14 days after the date (the "TRANSFER NOTICE DATE") on which the Transfer Notice was given, the Transferor and the other Shareholder shall have agreed a price as representing the fair value of the relevant Interest or as being acceptable to the Transferor, then such transfer price shall be the price (subject to the deduction therefrom of any dividend or other distribution declared or made after such agreement and to be retained by the Transferor) as agreed. Otherwise the Company shall upon request by any Shareholder procure the Auditors to determine and certify the Fair Market Value as at the Transfer Notice Date.

         9.2.4 If the price for transfer of the Interest was agreed as aforesaid within 14 days of the Transfer Notice Date, the Sale Period shall commence on the date when such agreement was reached and expire 30 days thereafter. If the price was not so agreed, the Sale Period shall commence on the date on which the Auditors shall have notified the Company of their determination of the Fair Market Value and expire 30 days thereafter.

         9.2.5 The relevant Interest shall, immediately following determination of the Fair Market Value, be offered by the Company by notice in writing to the other Shareholder for purchase at the Fair Market Value. Such offer shall be open for acceptance at any time within the Sale Period.

9.3 If the offer under Clause 9.2.5 shall not be accepted by the other Shareholder or if the other Shareholder shall fail to complete the purchase of the relevant Interest under Clause 9.2.4 otherwise than by reason of the default of the Transferor, then the Transferor for a period of 30 days thereafter shall be at liberty to transfer or dispose of all of the relevant Interest (but not any part thereof) to any person on a bona fide sale at any price not being less than the Fair Market Value or the agreed price pursuant to Clause 9.2.3 (as the case may be) and provided that any such sale shall not include any terms or conditions whether as to the terms of payment or otherwise which are more favourable to the proposed purchaser than the terms contained in the relevant Transfer Notice provided that no such sale shall be effected to any person which is or whose holding company is a competitor of the other Shareholder or its relevant Controlling Party.

9.4 If the other Shareholder does not accept any offer for sale of the Transferor's Interest under Clause 9.2.5, the other Shareholder shall be entitled to serve a written notice within the Sale Period on the Transferor requiring the Transferor to procure an offer for purchase of all of the Interest held by the other Shareholder to be made by any purchaser to whom the Transferor may transfer its Interest under Clause
         9.3. The offer for purchase of all of the Interest of the other Shareholder shall be on the same terms and conditions as those offered by the purchaser to the Transferor under Clause 9.3. Within 5 Business Days from the receipt of the written offer for purchase made by the purchaser to the other Shareholder, the other Shareholder shall be entitled to accept the offer in which event the other Shareholder shall be bound to sell its Interest to the purchaser, such sale to be completed simultaneously with the completion of the purchase of the Transferor's Interest by the purchaser. In the event the other Shareholder does not accept or respond to the purchaser's offer for purchase within the said period of 5 Business Days, the Transferor shall be entitled to proceed with the sale of its Interest to the purchaser under Clause 9.3.


10.      FAIR MARKET VALUE

10.1     10.1.1   For purpose of this Agreement and subject to Clauses 10.1.2 and 10.1.3, "FAIR MARKET VALUE" means the price per Share, determined by the Auditors, or an investment banker (the
                  "INVESTMENT BANK") as may be appointed by the Board pursuant to this Clause as of the relevant Valuation Date and expressed in terms of money or money's worth, that would be received upon a sale of all of the issued and outstanding Shares in a single transaction determined in an open and unrestricted market between prudent parties, acting at arm's length and under no compulsion to act, and having reasonable knowledge of all relevant facts concerning the Company.

         10.1.2 The determination of the Fair Market Value of the Shares shall be made on the basis that the Company is a "GOING CONCERN" (except to the extent that market, financial, economic, business or other conditions shall dictate different criteria in the reasonable judgement of the Auditors or Investment Banker).

         10.1.3 There shall be no discount for a minority interest or any premium for control. The value of the Shares shall not be diminished because of the fact that the Shares are not publicly traded.

         10.1.4 The Auditors or Investment Banker shall be entitled to employ a chartered surveyor or any appropriate professional person to assist its determination and shall act hereunder as expert and not as arbitrator and its determination shall, in the absence of fraud or manifest error, be final and binding on the parties.

         10.1.5 The costs and expenses of the Auditors or Investment Banker incurred in connection with the determination of the Fair Market Value in accordance with this Clause 10 shall be borne by the Unwilling Shareholder under Clause 7, the Defaulting Shareholder under Clause 8 or the Transferor under Clause 9 (as the case may be) unless otherwise agreed by the parties hereto.

10.2 The Shares and the Shareholder's Loan so transferred under this Agreement shall be deemed to be sold by the relevant Transferor Shareholder, and the relevant Transferor Shareholder shall so transfer them or procure their transfer (as the case may be) as beneficial owner free from all Encumbrances but with all rights attaching thereto on and after the date of such transfer.

10.3 The Shareholders shall procure the passing of Board resolutions approving the registration of the transfer of the Shares and acknowledging notice of the assignment of the Shareholder's Loan.

11.      REPRESENTATIONS AND UNDERTAKINGS

11.1 Each of the Controlling Parties hereby irrevocably and unconditionally undertakes with each of the other parties to this Agreement that such Controlling Party shall ensure and procure that the Shareholder whose name is set opposite to the name of such Controlling Party in SCHEDULE A will duly and punctually perform and observe all agreements, conditions and provisions to be performed and observed by such Shareholder in this Agreement.

11.2 Each of the Controlling Parties hereby agrees and undertakes with each of the other parties of this Agreement that such Controlling Party shall not transfer, sell or otherwise dispose of or create any Encumbrance to and in favour of any person its beneficial interest or rights (in each case whether direct or indirect) in any of its shares in CK-X or OTI (as the case may be) or grant any option or enter into any agreement, whether conditional or otherwise, to deal with or regarding any of its such interests or rights in any of its shares in CK-X or OTI (as the case may be) without the prior written consent of the parties hereto provided that notwithstanding any provisions in this Clause 11.2,

         11.2.1 the Controlling Party of CK-X may transfer all its interest and rights in any of its shares in CK-X to any of its direct or indirect subsidiary; and

         11.2.2 the Controlling Party of OTI may transfer all its interest and rights in any of its shares in OTI to any of its direct or indirect subsidiary (provided that OTI shall hold not less than 75% of the entire issued and voting share capital of such subsidiary).

11.3 The Controlling Party of CK-X undertakes to OTI that during the continuance of this Agreement, CK-X will remain its direct or indirect subsidiary, and the Controlling Party of OTI undertakes to CK-X and the Controlling Party of CK-X that during the continuance of this Agreement, OTI will, subject to the provisions of Clause 11.2.2, remain its direct or indirect subsidiary. If CK-X or OTI (as the case may be) ceases to be the direct or indirect subsidiary of its respective Controlling Party as aforesaid without the prior written consent of the other parties hereto (other than as a result of any transfer or disposal permitted under the proviso of Clause 11.2), the provisions contained in Clause 8 shall be deemed to be applicable as if CK-X or OTI (as the case may be) to which such Controlling Party is related had committed an Event of Default set out in Clause 8.1.2 and the provisions of Clause 8 shall mutatis mutandis apply to CK-X or OTI (as the case may be) on the date of such change.

11.4 Each of CK-X, OTI and their respective Controlling Parties (the "REPRESENTOR") represents and warrants to the other parties hereto that:-

         11.4.1 it is a corporation duly incorporated and validly existing under the laws of its place of incorporation as a company limited by shares, has power to own its property and assets and to carry on its business as such business is now being conducted and has complied with all material legal requirements relative to such business in its place of incorporation, Hong Kong or elsewhere;

         11.4.2 this Agreement constitutes and, when executed, will constitute valid, effective and legally binding obligations of the Representor enforceable in accordance with its terms; and

         11.4.3 the execution and delivery of the performance of its obligations under, and compliance with the provisions of, this Agreement by the Representor will not:-

                  (a) contravene any existing applicable law, enactment, rule or regulation or any judgment, decree, authorisation or permit to which the Representor is subject or its memorandum and articles of association or any applicable law; or

                  (b) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument or document to which the Representor is a party or is subject or by which its or any of its properties or assets is bound.

12.      LISTING

12.1 Subject to the decision of the Board, so soon as the criteria for Listing on a Recognised Stock Exchange have been satisfied, an application may be made by the Company or any holding company formed for that purpose for Listing of the Company or any part thereof. Subject to unanimous decision of the parties hereto, the shareholding structure of the Company may be revised and this Agreement terminated or varied to facilitate the Listing.

12.2 For the purpose of this Agreement, "LISTING" includes the granting of a listing of and permission to deal in securities on a Recognised Stock Exchange, and a "RECOGNISED STOCK EXCHANGE" means the Singapore Stock Exchange (Foreign Board), The Stock Exchange of Hong Kong Limited (including, without limitation, its Growth Enterprise Market), National Association of Securities Dealer (commonly called NASDAQ) or such other internationally recognised stock exchange as may be approved by the parties hereto for trading or dealing in securities.

13.      UNDERTAKINGS

13.1     Each of the Shareholders hereby undertakes to the other Shareholders:-

         13.1.1 to perform and observe and, so far as it is able to do, procure that the Company shall at all times act in accordance with the provisions of this Agreement and any applicable laws;

         13.1.2 to take all necessary steps to give full effect to the provisions of this Agreement and any applicable laws and regulations including, but not limited to, procuring that any Director it has nominated shall act and vote in accordance with such provisions and requirements;

         13.1.3 to vote in relation to the Shares held by it so as to procure that the provisions of this Agreement and any applicable laws and regulations are observed and performed, notwithstanding any provisions in the Articles;

         13.1.4 (without prejudice to the generality of the foregoing) to exercise and procure that every person for the time being representing it shall exercise or refrain from exercising any rights of voting at any meeting of the Shareholders or of the Board so as to ensure the passing of any and every resolution necessary or desirable so as to procure that the affairs of the Group are conducted in accordance with this Agreement and any applicable laws and regulations and otherwise to give full effect to such provisions and requirements and likewise so as to ensure that no resolution is passed which is inconsistent with such provisions and requirements;

         13.1.5 to procure the resignation of any Director nominated by it if such Director does not support and implement any resolution properly passed by the Board or at any general meeting of the Shareholders of the Company for the proper development and conduct of the business of the Company as contemplated in this Agreement and to give full and complete effect in all respects to the terms and conditions of this Agreement; and

         13.1.6 generally to use its reasonable endeavours to promote the business and the interests of the Group.

13.2     13.2.1   OTI and its Controlling Party jointly and severally undertakes to the other parties hereto that so long as it is directly or indirectly beneficially interested in any Shares of the Company (and, where OTI or its Controlling Party has committed an Event of Default, for a period of 1 year after the termination of this Agreement in connection with such Event of Default or the Distribution Agreement, whichever shall occur later), none of such Shareholder and its Controlling Party will either on its own account or in conjunction with or on behalf of or through any other person, firm, company or organisation and whether in the capacity of a trustee, nominee, beneficiary or principal (as the case may be) carry on or be engaged, concerned or interested in any manner directly or indirectly, whether as owner, partner, shareholder, director, consultant, agent, employee or otherwise, in any business activity which:-

                  (a) is competitive with or similar to any business carried on in the Exclusive Territory by the Company or any member of the Group at any time and from time to time in respect of the target market in the Exclusive Territory for which the OTI Products are intended; or

                  (b) engages in manufacturing, marketing, renting, leasing, selling, offering to sell, supplying, transferring, delivering, distributing, accepting or transmitting orders for or dealing in or with in any manner any product which would be sold in or imported into the Exclusive Territory and is competitive with or similar to the OTI Products in respect of the target market in the Exclusive Territory for which the OTI Products are intended, or cause, assist, enable or ensure any of such activities to be carried out by any third party except otherwise pursuant to the Distribution Agreement (other than as holder of not more than five per cent (5%) of the issued shares or debentures of any company listed on any Recognised Stock Exchange).

         13.2.2   (a)      In this Clause 13.2.2:-

                           "OEM AGREEMENT" means an OEM or similar agreement between any member of the OTI Group (excluding the Group) and one or more third parties (any one of such third parties is called an "OEM PARTY") pursuant to which, inter alia, an OEM Party has the right to manufacture products based on the OTI Products ("OEM PRODUCTS");

                           "OTI GROUP" means the group of companies consisting of OTI, its Controlling Party and any subsidiary or related company of such Controlling Party from time to time;

                           "NET REVENUES" means gross revenues actually received by OTI Group for Sold OEM Products, excluding, for avoidance of doubt, any sales or other taxes, VAT rebates, levies and duties and like payments and after deduction of the costs of goods sold in relation to such Sold OEM Products as calculated in compliance with international accounting standards; and

                           "SOLD OEM PRODUCTS" means OEM Products sold in the Exclusive Territory other than through the Company or a member of the Group.

                  (b)      (i) OTI hereby undertakes that as long as and to the
                               extent that the Company shall have exclusive rights to distribute the OTI Products in the Exclusive Territory under the Distribution Agreement, OTI shall use its best efforts to persuade the OEM Party or any potential OEM Party to establish cooperation with the Company in the distribution of OEM Products in the Exclusive Territory.

                          (ii) If and only if such cooperation shall not be
                               established, OTI shall credit the Company for 7.5% of the Net Revenues for Sold OEM Products known to OTI to have been sold in the Exclusive Territory at any time after the date on which any of the parties has become aware of the sale of the Sold OEM Products in the Exclusive Territory. Such payment shall be made at such time and by such method as may be agreed between CK-X and OTI from time to time after reasonably sufficient time has been allowed to OTI to investigate the matter.

                  (c) Each of OTI, CK-X and the Company shall notify the other parties as soon as it becomes aware that OEM Products are being sold in the Exclusive Territory not through the Company or any member of the Group. In such event the parties shall cooperate to ascertain, as promptly as possible, the relevant details relating to such sale (it being clarified for the avoidance of doubt that it is foreseen that OTI may not, despite all reasonable efforts having been made to obtain information and clarification from the OEM Party, have the knowledge on whether the OEM Products will be sold in any particular territory, including the Exclusive Territory, or if sold, to what extent they are sold).

         13.2.3 Each and every obligation under this Clause 13.2 shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming unenforceable in whole or in part such part or parts as are unenforceable shall be deleted from this Clause 13.2 and any such deletion shall not affect the enforceability of all such parts of this Clause 13.2 as remain not so deleted.

         13.2.4 The restrictions contained in this Clause 13.2 shall survive for a period of one year after the termination of this Agreement or the cessation of any or all of the Shareholders and their respective Controlling Parties from being beneficially interested in any Shares of the Company (except for the restrictions contained in Clause 13.2.1 which shall be governed by the terms in such Clause 13.2.1 accordingly).

         13.2.5 While the restrictions contained in this Clause 13.2 are considered by the parties to be reasonable in all the circumstances, it is recognised that restrictions of the nature in question may fail for technical reasons unforeseen and accordingly it is hereby agreed and declared that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the parties hereto, the Company or any member of the Group but would be valid if part of the wording thereof were deleted or the periods thereof reduced or the range of activities or area dealt with thereby reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

13.3     13.3.1   Without in any way limiting the rights of CK-X and its
                  Controlling Party generally to undertake any business or enter into any arrangement with any other person similar to the transactions contemplated by this Agreement, CK-X and its Controlling Party hereby jointly and severally undertakes to OTI and the Company that it will use its reasonable efforts:-

                  (a) to assist the Company to market OTI Products to the affiliated companies of the CK Group on mutually beneficial commercial terms and basis;

                  (b) to procure its subsidiaries (other than those which are publicly listed companies or otherwise prohibited by virtue of any agreement, arrangement or otherwise) to utilise the services of the Company or purchase OTI Products from the Company on mutually beneficial commercial terms and basis if the business of any such subsidiaries involves the marketing, distribution or sale of products similar to the OTI Products;

                  (c) to persuade any of the affiliated companies of the CK Group to co-operate and not to compete with the Company in the Company's business of marketing, distribution or sale of OTI Products under the Distribution Agreement; and

                  (d) to provide the Company with system integration services and organisational facilities (such as office space and manpower) on favourable commercial basis.

         13.3.2 Where it comes to the knowledge of the Controlling Party of CK-X that there is competition or likely to be competition by any of the affiliated companies of the CK Group as described in Clause 13.3.1(c), the parties hereto shall consult with each other to seek ways to avoid or minimise such competition or potential competition on mutually beneficial commercial terms and basis. The steps that the parties may consider shall include, without limitation, the exercise of reasonable endeavours by the Controlling Party of CK-X to seek for the Company the opportunity:-

                  (a) to supply OTI Products to such affiliated company of the CK Group ; or

                  (b) to enter into agreements with third parties on the purchase of products similar to OTI Products which are not otherwise manufactured by OTI.

14.      ACCOUNTS

         The accounts of the Company and the Subsidiaries shall be kept in accordance with GAAP and be audited annually. The audited accounts and report of the Auditors shall be made available to the Shareholders within fifteen days after they are issued by the Auditors.

15.      PREVALENCE OVER ARTICLES

         If there is any conflict or inconsistency between the terms and conditions of this Agreement and any provisions in the Memorandum and Articles or the memorandum and articles of association (or analogous bye-laws or analogous constitution) of any other member of the Group, the terms and conditions of this Agreement shall prevail, and in such event and upon the request of CK-X or OTI, the Shareholders shall also procure that such provisions of the Memorandum and Articles or the memorandum and articles of association (or analogous bye-laws or analogous constitution) shall be appropriately amended or deleted to remove such conflict or inconsistency.

16.      ACCESSION AGREEMENT

16.1 Each Shareholder hereby undertakes that if it shall transfer any Shares and Shareholder's Loan pursuant to Clause 9.2 or Clause 9.3 (as the case may be), such Shareholder shall procure that the transferee of such Shares and Shareholder's Loan shall have entered into an Accession Agreement with the Shareholders (other than the transferring Shareholder if it no longer holds any Share and Shareholder's Loan), the Company and the Controlling Parties.

16.2 In this Agreement, "ACCESSION AGREEMENT" means an agreement between the transferee of Shares and Shareholder's Loan, the Shareholders, the Company and the Controlling Parties whereby the transferee of Shares and the Shareholder's Loan, the Shareholders (other than the transferring Shareholder if it no longer holds any Share and Shareholder's Loan), the Company and the Controlling Parties of such Shareholders shall unconditionally accede to and agree to observe and perform and be bound by the terms and conditions of this Agreement and the Controlling Parties of the said transferee shall unconditionally guarantee and undertake to and in favour of CK-X the observance, compliance and performance of (a) this Agreement (as subject to such Accession Agreement) and (b) of the Accession Agreement, by the Shareholders (other than CK-X) and all the Controlling Parties of such Shareholders.

16.3 It shall be a condition to any transfer of Shares and Shareholder's Loan pursuant to Clause 9.2 that the transferee of the Shares and Shareholder's Loan and the Controlling Parties of such transferee shall have entered into an Accession Agreement with the Shareholders (other than the transferring Shareholder if it no longer holds any Share and any Shareholder's Loan), the Company and the Controlling Parties of such Shareholders.

17.      DURATION OF AGREEMENT

17.1 Subject to the provisions of this Agreement, this Agreement shall continue in full force and effect so long as there is more than one Shareholder and each of CK-X and OTI (or their respective permitted transferees pursuant to Clause 9.2.1) remain as Shareholders in the Company or until such time as all of the Shareholders shall agree in writing to its termination.

17.2 The termination of this Agreement shall not prejudice or affect any rights or liabilities of any party hereto arising under this Agreement prior to such termination.

18.      NON-ASSIGNABILITY

         Subject to the provisions of this Agreement, none of the parties hereto shall assign or transfer the benefits or the obligations under this Agreement but, subject to aforesaid, the benefits and obligations under this Agreement shall be binding on and shall enure for the benefit of each party's successors and permitted assigns.

19.      NO PARTNERSHIP

         None of the provisions of this Agreement shall be deemed to constitute a partnership between the parties hereto or any of them and save as provided herein, none of them shall have any authority to bind any of the other parties hereto in any way.

20.      NO WAIVER

20.1 No failure or delay by any party hereto in exercising or enforcing any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise or enforcement of any such right, power or remedy preclude the exercise or enforcement of any other right, power or remedy.

20.2 The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers or remedies provided by law.

20.3 The rights of any party shall not be prejudiced or restricted by any indulgence or forbearance extended to any other party and, without limiting the foregoing, no waiver by any party in respect of any breach of any provision hereof shall operate as a waiver in respect of any continuing or subsequent breach of that or other provision hereof.

21.      SEVERABILITY

         All the provisions hereof are severable and distinct from one another and the invalidity, illegality or unenforceability of any such provision shall not affect or impair the validity, legality or enforceability of any of the other provisions hereof and any such invalidity, illegality or unenforceability in any jurisdiction shall not affect or impair the validity, legality or enforceability thereof in any other jurisdiction.

22.      ENTIRE AGREEMENT

         This Agreement sets forth the entire agreement and understanding between the parties in connection with the Company and the matters referred to in this Agreement and supersedes and cancels all previous letters of intent, correspondences, understandings, arrangements, agreements and undertakings (if any) between the parties or any of them with respect to the Company and such matters referred to herein, whether written or oral.

23.      AMENDMENT

         No provision hereof may be amended or terminated except by an instrument in writing and signed by all parties hereto. No breach of or default under any of the provisions of this Agreement may be waived or discharged unless expressly agreed in writing by all parties hereto.

24.      NOTICES

24.1 All notices, requests, demands and other communications required to be given or made pursuant to this Agreement or in connection herewith shall be given or made to or upon the parties in writing and delivered or sent by facsimile transmission, registered prepaid post (airmail if outside the sender's country or territory) or by personal delivery to the appropriate party at the address or facsimile number set out below against its name:-

         (a)      To         :   CK-X

                  Address    :   c/o Cheung Kong Infrastructure Holdings Limited
                                 12th Floor, Cheung Kong Center,
                                 2 Queen's Road Central,
                                 Hong Kong

                  Fax Number :   (852) 2524 8829
                  Attention  :   Mr. Kam Hing Lam

         (b)      To         :   OTI

                  Address    :   Z.H.R. Industrial Zone
                                 P.O. Box 32
                                 Rosh Pina 1200 Israel

                  Fax Number :   972-6-6938887
                  Attention  :   Mr. Ronnie Gilboa

         (c)      To         :   The Company

                  Address    :   c/o Cheung Kong Infrastructure Holdings Limited
                                 12th Floor, Cheung Kong Center,
                                 2 Queen's Road Central,
                                 Hong Kong

                  Fax Number :   (852) 2524 8829
                  Attention  :   Mr. Kam Hing Lam

          (d)     To         :   Cheung Kong Infrastructure Holdings Limited

                  Address    :   12th Floor, Cheung Kong Center,
                                 2 Queen's Road Central,
                                 Hong Kong

                  Fax Number :   (852) 2524 8829
                  Attention  :   Mr. Kam Hing Lam

24.2 Any such notice or other communication shall be deemed to have been duly served (if delivered personally) when left at the addresses mentioned in Clause 24.1 or (if sent by facsimile) one Business Day after receipt of the correct transmission report or (in the case of local post) on the date which is 2 Business Days after posting or (in the case of overseas post) 5 Business Days after despatch Provided that if any such notice or other communication is delivered or sent by facsimile outside usual business hours it will not be deemed to have been given until the commencement of the next succeeding Business Day and such notice or other communication shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice given by facsimile.

24.3 Each of the parties shall give notice to the other in accordance with this Clause 24 of change or acquisition of any address or telephone telex fax or similar number as soon as practicable and in any event within 48 hours of such change or acquisition.

25.      COSTS

25.1 Each party shall bear its own legal, accountancy and other costs and expenses in connection with the negotiations leading to this Agreement and the preparation and execution of this Agreement and any related documents.

25.2 The stamp duty (if any) payable in connection with any transfer of the Shares or the Shareholder's Loan from any Shareholder to any other Shareholder in accordance with Clause 8 of this Agreement shall be wholly borne by the Transferor Shareholder.

26.      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement. Any date or period mentioned herein may only be varied or extended by agreement in writing between the parties hereto.

27.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, which when taken together shall constitute one and the same instrument and is binding on each and every party. Each counterpart so executed shall thereafter be exchanged and countersigned to provide each party with a fully executed copy of this Agreement.

28.      DISCHARGE

         Subject to any other provisions herein to the contrary, upon any transfer by any Shareholder of all its Shares and all its Shareholder's Loan in accordance with the provisions of this Agreement (but not otherwise), such Shareholder and its Controlling Party shall cease to be bound by the provisions herein and the rights of the Shareholder and its Controlling Party under this Agreement so far as they relate to the Company or the Group shall be extinguished, but without prejudice to any rights accrued or any liabilities incurred as a result of any previous breach of this Agreement by such Shareholder or by its Controlling Party.

29.      CONFIDENTIALITY

29.1 Each of the parties hereto shall at all times use its best endeavours to maintain secret and confidential (and to procure that its respective subsidiaries, holding company and affiliated companies and its and their respective directors, employees, agents and consultants shall maintain secret and confidential) all information obtained by it pursuant to this Agreement and prior to and in contemplation of it, its shareholding in the Company, the existence and contents of this Agreement, all trade secrets, technical data, business, financial and all other information of a confidential nature and any information which it or they may acquire in the course of this Agreement or in relation to the Company, the Subsidiaries or in relation to the clients, business or affairs of every other party hereto or of the Company or of any of the Subsidiaries whether or not expressly identified as confidential and shall not use or disclose such information except:

         (a) with the prior written consent of every other party and/or of the Company or the Subsidiary (as appropriate);

         (b) in accordance with the order of a court of competent jurisdiction;

         (c) as may be required of any Shareholder pursuant to any rules imposed by or agreements entered into with any relevant stock exchange or the securities commission;

         (d) to its legal or professional advisers and its employees, officers, agents and representatives (and in turn their respective legal and professional advisers) for the purposes of protecting its rights in or enforcing or performing this Agreement to whom and to the extent that such disclosure is reasonably necessary for the purpose of this Agreement (and which advisers, employees, officers, agents and representatives (and in turn their respective legal and professional advisers) shall be made aware of and required to acknowledge these confidentiality arrangements in writing);

         (e) where such information is already in the public domain without any breach by any of the parties hereto of this Clause.

29.2 Without prejudice to the aforesaid, upon the signing of this Agreement, the parties hereto shall also execute and enter into the MCA. In case of direct conflict (but not otherwise) between the provisions of this Clause 29 and the MCA in relation to property which forms part of the OTI Intellectual Property or the CK Group Proprietary Information and Rights, the provisions of the MCA shall prevail.

29.3 Each of the parties may, jointly or individually, issue a press release on their cooperation under this Agreement and the Distribution Agreement, after consulting with the other parties as to the contents of such press release.

30.      GOVERNING LAW AND JURISDICTION

30.1 This Agreement shall be governed by and construed in all respects in accordance with the laws of England. Each party hereto irrevocably agrees that the courts of Hong Kong shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes which may arise out of or in connection with this Agreement and for such purposes irrevocably submits to the non-exclusive jurisdiction of such courts.

30.2 Nothing contained in this Clause 30 shall limit the right of any party hereto to take legal or other proceedings against any other party in any court of competent jurisdiction, nor shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether currently or not to the extent permitted by the law of such other jurisdiction.

30.3 Each of CK-X and its Controlling Party hereby severally appoints CHEUNG KONG CAPITAL LIMITED of 12th Floor, Cheung Kong Center, 2 Queen's Road, Central, Hong Kong and each of OTI and its the Controlling Party hereby severally appoints FIRMLEY COMPANY LIMITED of 21st Floor, Edinburgh Tower, The Landmark, Central, Hong Kong respectively as its or their agent to receive and acknowledge on its or their behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong. If for any reason any agent named above (or its respective successor) no longer serves as agent of its principal for this purpose the relevant Shareholder and Controlling Party shall promptly appoint a successor agent and notify the other parties hereto thereof. Each Shareholder and Controlling Party agrees that any such legal process shall be sufficiently served on it if delivered to its agent for service at its address for the time being in Hong Kong whether or not such agent gives notice thereof to its principal.

IN WITNESS whereof this Agreement has been executed by the parties the day and year first above written.

The Shareholders

SIGNED  by                                            )
                                                      )
                                                      )
for and on behalf of                                  )
OCEAN WONDER LIMITED                                  )
in the presence of:-                                  )


The Company

SIGNED  by                                            )
                                                      )
                                                      )
                                      A-42
for and on behalf of                                  )
ON TRACK INNOVATIONS LIMITED                          )
 in the presence of:-                                 )


The Controlling Parties

SIGNED  by                                            )
                                                      )
                                                      )
for and on behalf of                                  )
SAILOR  GROUP LIMITED (to be                          )
renamed OTI ASIA PACIFIC LTD.)                        )
in the presence of:-                                  )



SIGNED  by                                            )
                                                      )
                                                      )
for and on behalf of                                  )
ON TRACK INNOVATIONS LIMITED                          )
in the presence of:-                                  )



SIGNED  by                                            )
                                                      )
                                                      )
for and on behalf of                                  )
CHEUNG KONG INFRASTRUCTURE                            )
HOLDINGS LIMITED                                      )
in the presence of:-                                  )

                                   SCHEDULE A

                             THE CONTROLLING PARTIES

Name of Controlling Party                            Name of Shareholder

1.       ON TRACK INNOVATIONS                        ON TRACK INNOVATIONS
         LTD. (SEE NOTE)                             LTD. (SEE NOTE)


2.       CHEUNG KONG INFRASTRUCTURE                  OCEAN WONDER LIMITED
         HOLDINGS LIMITED


Note: As long as OTI is a Shareholder, it shall be deemed for the purposes of this Agreement also as its Controlling Party. If OTI shall use its rights under this Agreement to transfer and assign its Interest in the Company to a subsidiary, OTI shall be deemed to be the Controlling Party of such subsidiary.

                                   SCHEDULE B

                         FORM OF DISTRIBUTION AGREEMENT

                                   SCHEDULE C

                            OTI INTELLECTUAL PROPERTY

                PART 1 - PATENT APPLICATIONS AND GRANTED PATENTS

The first group of OTI patents relates to OTI's core technology, specifically the non-contact transmission of data between a station and a portable data carrier (smart card) using matched antenna circuits. Patents have been granted in the United States, Australia, South Africa, Israel, Europe, Canada and Singapore.

    Table I: Core OTI Patent--Method for the Non-Contact Transmission of Data

----------------------------------------------------------------------------------------------------------
                                  Filed
                                                             Patent
 Country                 Number            Date              Number             Date          Status
----------------------------------------------------------------------------------------------------------
 U.S.                    903942            6/7/92            5241160            13/8/93       Granted
 Israel                  100451            20/12/91           100451            10/10/96      Granted
 Canada                 2053830            23/12/91          2058330             8/1/99      Allowance
 Singapore             9607564/3           23/12/91         9607564/3           28/9/98       Granted
 Australia              90011/91           24/12/91           640843             8/1/94       Granted
 South Africa           91/10164           27/12/91          91/10164           30/9/92       Granted
 Hong Kong             97101652.1          12/8/97                                            Pending
     EUROPE            91122099.4          23/12/91         0 492 569           4/11/98       Granted
Germany                                       Europe     691-30-447-05-08       04/11/98      Granted
Italy                                         Europe        192090E/99          13/1/99       Granted
Austria                                       Europe        0 492 569            2/2/99       Granted
Denmark                                       Europe        P199801745          21/1/99       Granted
Sweden                                        Europe        0 492 569           26/1/99       Granted
Netherlands                                   Europe        0 492 569           4/11/98       Granted
Greece                                        Europe        990400178           18/1/99       Granted
Switzerland                                   Europe        0 492 569           4/11/98       Granted
Belgium                                       Europe        0 492 569           4/11/98       Granted
Spain                                         Europe      ES 2125860 T3         4/11/98       Granted
France                                        Europe        0 492 569           4/11/98       Granted
UK                                            Europe
Luxembourg                                    Europe
----------------------------------------------------------------------------------------------------------

EASY PARKTM PATENT Founded in 1991, Easy Park Ltd. is a subsidiary of OTI dedicated to the marketing of parking applications of OTI's technology. At present, OTI owns 92% of Easy ParkTM. Easy ParkTM is also the owner of a series of patents related to the application of OTI's core technology in parking systems. These patents seek protection against the use of other smart card technologies in parking applications. Patents have been granted in the United States, South Africa and Israel.

                                    Table II: Easy ParkTM Patents

--------------------------------------------------------------------------------------------------------
                            PATENT APPLICATION          PATENT
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
U.S.                916,389             20/7/92         5,339,000           16/8/94        Granted
Europe (EPC)        92 112339.4         20/7/92                                            Pending
Israel              98880               18/7/91         98880               6/10/96        Granted
South Africa        92/5434             20/7/92         925,434             28/4/93        Granted
--------------------------------------------------------------------------------------------------------

                                  PATENTS FILED

MULTICARD - ANTENNA INTERFACE CONTACT AND CONTACTLESS SMART CARD This patent was filed in Israel in December 1996 and to achieve worldwide coverage in December 1997. This technology enables simultaneous contact and contactless bi-directional communication between a smart card with a single microprocessor utilizing a single operating system and reading device. It is the only combined card commercially available today where both contact and contactless modes operate with a single microprocessor sharing an operating system and common security features

                               Table III: Antenna Interface #1 Patents

--------------------------------------------------------------------------------------------------------
                            PATENT APPLICATION          PATENT
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
Israel              119943              31/12/96                                           Pending
U.S.                09/001,240          29/12/97                                           Pending
PCT                  PCT/IL97/00436     29/12/97                                           Pending
Canada                  2,276,132       29/12/97                                           Pending
Australia               78930/98        29/12/97                                           Pending
--------------------------------------------------------------------------------------------------------

ANTENNA INTERFACE #2 PATENT This patents was filed in Israel at the end of 1997 describe a means for using a single microprocessor and EEPROM for operation of both a contact and contactless smart card. OTI's EYECON(TM) microprocessor-based MultiCard uses this patent to offer both contact and contactless interfaces in the same card realizing in a unique manner ISO14443 type A and Type B contact less communication protocols

                                Table IV: Antenna Interface #2 Patents

--------------------------------------------------------------------------------------------------------
                            PATENT APPLICATION          PATENT
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
Israel              122841              31/12/97                                           Pending
U.S.                09/221160           29/12/98                                           Pending
PCT                 PCT/IL98/00624      28/12/98                                           Pending
--------------------------------------------------------------------------------------------------------

LONG RANGE CONTACTLESS TECHNOLOGY This patent covers the technology to receive and transmit data within several metres, utilizing an active card which emanates inductive fields. Applications of this patent include hygiene control systems, toll road schemes and remote supervision for car parking.

                               Table V: Long Range Contact less patents

--------------------------------------------------------------------------------------------------------
                            PATENT APPLICATION          PATENT
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
Israel              123949              3/4/98                                             Pending
U.S.                09/093,390          9/6/98                                             Pending
PCT                 PCT/IL99/00180      29/3/99                                            Pending
Publication         WO 99/52061         14/10/99                                           Pending
--------------------------------------------------------------------------------------------------------

ANTENNA MODULE This patent describes a mode to transform existing contact smart card technologies into a contactless smart card device. OTI has developed an integrated chip/antenna module of the same dimensions as the chip/contact module used in a contact card and can therefore be inserted in standard contact card cores. This permits the manufacture of contactless cards using existing manufacturing capacity for contact cards, yielding significant cost savings.

                                   Table VI: Antenna Module Patents

--------------------------------------------------------------------------------------------------------
                            PATENT APPLICATION          PATENT
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
Israel              122250              19/11/97                                           Pending
PCT                 PCT/IL98/00543      9/11/98                                            Pending
--------------------------------------------------------------------------------------------------------

SECURED APPLICATION MODULE ("SAM") The SAM patent covers a method used to separate the key elements of the electronics and information security in a smart card reader from the non-secured part of the reader. The chip is physically secured such that access is prohibited, while the non-secure area of the chip remains accessible to operators for maintenance and upgrading. For example, the chip or SAM is encased in concrete in a bus station, while the rest of the contact/contactless card technology is available for upgrading. It is within the SAM that the data is protected, regardless of theft or damage to the reader.

                                 Table VII: Contact less SAM Patents

--------------------------------------------------------------------------------------------------------
                            PATENT APPLICATION          PATENT
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
      Israel        124008              8/4/98                                             Pending
        PCT         PCT/IL99/00192      6/4/99                                             Pending
        USA         09/287,117          7/4/99                                             Pending
--------------------------------------------------------------------------------------------------------

"SUPER SMART CARD" - THIN CLIENT SMART CARD This patent describes future generations of smart card technology incorporating input and display mechanisms. This type of smart card would include an internal source of energy.

                                 Table VIII:Super Smart Card Patents

--------------------------------------------------------------------------------------------------------
                            PATENT APPLICATION          PATENT
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
      Israel        124386              8/5/98                                             Pending
        PCT         PCT/IL99/00220      23/4/99                                            Pending
--------------------------------------------------------------------------------------------------------

 "CAPLESS" FUEL INLET CAP This patent covers the design of a fuel inlet cap that provides for capless operation with OTI's GMS system vehicle tag. The OTI vehicle tag is incorporated into the capless fuel inlet cap, facilitatating do-it-yourself customer installation of the system, which is simply screwed on in place of the existing fuel cap.

                                   Table IX: "Capless" Cap Patents

--------------------------------------------------------------------------------------------------------
                            PATENT APPLICATION          PATENT
      COUNTRY       NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
      Israel        124424              11/5/98                                            Pending
        PCT         PCT/IL99/00219      23/4/99                                            Pending
.........................................................................................................
        USA         09/306,407          6/5/99                                             Pending
--------------------------------------------------------------------------------------------------------

SMART TAG WRIST The Company has filed for a patent covering applications where OTI contactless technology is embedded in a wrist watch design.

                                       Table X: Smart Tag Wrist

--------------------------------------------------------------------------------------------------------
                            PATENT APPLICATION          PATENT
      COUNTRY       NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
      Israel        125613              11/8/98                                            Pending
--------------------------------------------------------------------------------------------------------

                     PART 2 - DESCRIPTION OF KNOW-HOW, ETC.

Know-how, technologies and/or trade secrets that support multiple contactless and dual interface contact/contactless (for the purpose of transiting to contactless technology described below) smart card applications utilising a multi-functioned microprocessor installed in a card and the process of magnetic field induction for transmission of energy and data between a card and a reader.

At the reader level, OTI's principal technologies enable:-

* a smart transceiver microprocessor based to communicate with a contactless microprocessor based smart card that can be programmed repeatedly and can support multi applications;

* a single reader to support up to eight different antennae, eliminating the need for a costly installation of a large number of readers to support multiple transactions;

* the antenna of a reader, which interfaces on a contactless basis with the smart card, to be installed at a distance of up to 35 meters from the electronic circuitry of the reader, thus reducing maintenance costs, risk of vandalism and electrical interference and providing the ability to implement contactless technology in potentially explosive environments such as gasoline stations;

* communication with the smart card is typically between 2 and 10 cm dependent on antenna parameters and power requirements;

* a re-configuration of the antennae and cables supporting the smart card system without the need to re-tune the entire system.

At the smart card level, OTI's principal technologies include:-

* a dual interface solution, which enables contact/contactless operation on a single card using the same microprocessor for both the contact and contactless interfaces;

* specialized methods of manufacturing contactless and dual interface contact/contactless smart cards in a manner similar to contact smart cards, thereby reducing the higher cost typically associated with producing contactless cards.

                      PART 3 - SERVICE MARK AND TRADE MARK

TRADEMARKS Trademark applications have been filed in Israel for the name "OTI" "Easy Park(TM)" and the mark "EYECON(TM)" as well as "OTI Insight". The Company is filing priority applications for use of these trademarks in the United States and Europe.

                                            Table I:OTITM

--------------------------------------------------------------------------------------------------------
                            APPLICATION                 Registered
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
        USA                                                                                Registered
--------------------------------------------------------------------------------------------------------

                                        Table II: Easy ParkTM

--------------------------------------------------------------------------------------------------------
                            APPLICATION                 Registered
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
Canada              72844-84                            854249              12/8/99        Granted
--------------------------------------------------------------------------------------------------------

                                   SCHEDULE D

                    FORM OF MUTUAL CONFIDENTIALITY AGREEMENT

                        MUTUAL CONFIDENTIALITY AGREEMENT

             Made and signed as of the ______ day of February, 2000

                                     BETWEEN

 ON TRACK INNOVATIONS LTD., of Z.H.R. - Industrial Zone, Rosh-Pina 12000 Israel
                                    ("OTI")

                                       AND

    CHEUNG KONG INFRASTRUCTURE HOLDINGS LIMITED of 12/F, Cheung Kong Center,
                    2 Queen's Road Central, Hong Kong ("CKI")

                                       AND

 SAILOR GROUP LIMITED (to be renamed as OTI ASIA PACIFIC LTD.), of P.O. Box 957,
                       Offshore Incorporations Centre, Road Town,
                       Tortola, British Virgin Islands ("OTIP")

WHEREAS OTI has developed and is the sole owner of certain proprietary technology relating in particular to contact/contactless and contactless smart cards and readers of which it is the sole owner ("OTI'S TECHNOLOGY") as described in paragraph (c) in the definition of "OTI INTELLECTUAL PROPERTY" in Clause 1.1 of the Shareholders Agreement relating to OTip dated the date hereof (the "SHAREHOLDERS AGREEMENT"); and

WHEREAS CKI is the sole owner of certain trade secrets relating to its business ("CKI'S TRADE Secrets") as described in the definition of "CK GROUP PROPRIETARY INFORMATION AND RIGHTS" in Clause 1.1 of the Shareholders Agreement; and

WHEREAS CKI and OTI have established OTip and are its existing shareholders, and OTip has entered into a distribution agreement with OTI dated the date hereof, (the "DISTRIBUTION AGREEMENT") pursuant to which it shall act as a distributor of OTI in the Asia Pacific region; and

WHEREAS CKI and OTI, as shareholders of OTip shall be exposed to confidential information of OTip, and OTip, as a distributor of OTI, shall be exposed to confidential information of OTI;

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1.       In this Agreement:

1.1 The term "DISCLOSER" means a party to this Agreement disclosing Confidential Information to any of the other parties.

1.2 The term "RECIPIENT" means any party to this Agreement receiving Confidential Information from any of the other parties.

1.3 The term "CONFIDENTIAL INFORMATION" means any and all information relating to the Discloser's proprietary technology or business made available by the Discloser to the Recipient including, without limitation, information, data, know-how, formulae, tests, drawings, specifications, applications, designs and trade secrets, information and data relating to the Discloser's products, design methodology, engineering and manufacturing processes and related equipment, suppliers, sales, customers, business operations and plans, financial situation, members, employees and investors and any notes, memoranda, summaries, analyses, compilations or any other writings relating thereto prepared by the Discloser or the Recipient or on such party's behalf, provided that such information is in writing or other tangible form and is clearly marked as "proprietary" or "confidential" when disclosed to the Recipient; or if such information is not in tangible form, that (i) such information is identified as "proprietary" or "confidential" when disclosed and summarized in a written document which is marked "proprietary" or "confidential" and is delivered to the Recipient within 30 (thirty) days after date of disclosure; or (ii) is deemed "proprietary" or "confidential" if such information is known or reasonably should be known by the Recipient to be "confidential" or "proprietary". Without derogating from the generality of the above, all information, data and know-how relating to OTI's Technology shall be deemed Confidential Information of OTI, and all information, data and know-how relating to CKI's Trade Secrets shall be deemed Confidential Information of CKI.

2.       Recipient undertakes to maintain as secret and fully confidential:

2.1 all the Discloser's Confidential Information obtained by the Recipient pursuant to this Agreement and prior to and in contemplation of it, and not to disclose, divulge or use same, directly or indirectly, save exclusively for the purposes for which it was disclosed to the Recipient.

2.2 OTI's and CKI's shareholding in OTip and the existence of this Agreement or of any other agreement between the parties, or any details relating to the Discloser, its business or its Confidential Information, or the fact that negotiations or discussions between the parties have taken or are taking place, or the terms and conditions on which any possible arrangements or agreements between the parties may take or might have taken place, unless otherwise agreed in writing between the parties.

3. The restrictions of use and disclosure set forth in this Agreement shall not apply to any Confidential Information which, based on proof by the Recipient,

3.1      the Discloser has approved for disclosure in advance and in writing;

3.2 was already known to the Recipient at the time such information was received from the Discloser;

3.3 was already or became available to the general public, through no breach of any confidentiality undertaking towards the Discloser;

3.4 was at any time lawfully obtained by the Recipient from any other person, firm or company having no obligation not to disclose it.

3.5 is required to be disclosed by the Recipient by applicable law, regulation or court order, or pursuant to any rules imposed by or agreements entered into with any relevant stock exchange or the securities commission; provided that the Recipient shall first give prior prompt written notice to the Discloser of the requirement for such disclosure and co-operate through all reasonable and legal means, at the Discloser's expense, in any attempts by the Discloser to protect or otherwise restrict disclosure of such Confidential Information.

4. In order to secure the confidentiality of the Confidential Information the Recipient shall:

4.1 procure that its respective subsidiaries, holding company and affiliated companies and their directors, employees, agents and consultants shall maintain secret and confidential the Confidential Information of the Discloser;

4.2 safeguard the Confidential Information of the Discloser with at least the same degree of care as it uses for its own Confidential Information, and without derogating from the generality of the above, shall keep the Confidential Information in a safe and separate place;

4.3 limit access to the Confidential Information only to those of the Recipient's directors, employees, agents and consultants to whom disclosure is necessary for the purposes hereof provided that all such directors, employees, agents and consultants which may have access to the Confidential Information are under a confidentiality undertaking towards the Recipient to maintain the Confidential Information as fully confidential and not to disclose, divulge or use same, directly or indirectly, but for the purposes of carrying out their duties towards the Recipient. At the Discloser's request, the Recipient shall provide the Discloser with an accurate list of all of its directors, employees, agents and consultants which had or have access to the Confidential Information. For avoidance of doubt, the Recipient will assume responsibility for any breach of the terms of this Agreement by the Recipient's directors, employees, agents and consultants, to whom disclosure of the Confidential Information is permitted and made by the Recipient under this Agreement.

5. At the Discloser's request, Recipient shall forthwith return to the Discloser all Confidential Information in tangible form and not retain any copies of it, including copies made by electronic forms save and except to the extent where it is necessary for the Recipient to perform its obligations under the Shareholders Agreement and Distribution Agreement.

6. The disclosure of Confidential Information or its use hereunder shall not be construed in any way as granting any party any right or license with respect to the Confidential Information (or, in particular, to OTI's Technology or CKI's Trade Secrets) other than the right to use Confidential Information strictly for the purposes set forth in the preamble of this Agreement.

7. Each party hereto reserves all rights in any inventions, patents, copyrights, designs, and any other intellectual property invented or devised by it in relation to Confidential Information of such party.

8. This Agreement shall survive the termination of the Shareholders Agreement or Distribution Agreement (whichever shall later occur) and shall be valid for a period of five years after such termination.

9. It is agreed that the unauthorized disclosure or use of any Confidential Information will cause immediate or irreparable injury to the Discloser, and that the Discloser cannot be adequately compensated for such injury in monetary damages. Each party therefore acknowledges and agrees that, in such event, the Discloser shall be entitled to any temporary or permanent injunctive relief necessary to prevent such unauthorized disclosure or use, or threat of unauthorized disclosure or use.

10. No party shall be entitled to assign its rights and obligations hereunder without the other parties' prior written approval.

11. If any condition, term or covenant of this Agreement shall at any time be held to be void, invalid or unenforceable, such condition, covenant or term shall be construed as severable and such holding shall attach only to such condition, covenant or term and shall not in any way affect or render void, invalid or unenforceable any other condition, covenant or term of this Agreement, and this Agreement shall be carried out as if such void, invalid or unenforceable term were not embodied herein.

12.      The laws of England shall govern this Agreement.


---------------------------------- ---------------------------------------------
     On Track Innovations Ltd.      CHEUNG KONG INFRASTRUCTURE HOLDINGS LIMITED

 by: __________________             by: __________________
 title: _________________           title: _________________


 ---------------------------------------------------
 Sailor Group Limited (to be renamed OTI ASIA
 PACIFIC LTD.)
 by: __________________
 title: _________________

                                   SCHEDULE E

  FRAMEWORK OF THE PROJECTED ANNUAL BUSINESS PLAN OF THE COMPANY FOR 2000-2003


                       See attachment under separate cover


                                   SCHEDULE F

                           DEFINITION OF GROSS PROFIT

                                   SCHEDULE G

                               FORM OF ASSIGNMENT

                             Dated the day of 2000

                     [                      ] LIMITED

                                       and

           SAILOR GROUP LIMITED (to be renamed OTI ASIA PACIFIC LTD.)





             -------------------------------------------------------


                             ASSIGNMENT OF PROCEEDS


             -------------------------------------------------------




                                WILKINSON & GRIST

                             SOLICITORS AND NOTARIES

                                    HONG KONG

THIS ASSIGNMENT is dated the               day of                    2000

BETWEEN:-

(1)      [                      ]  LIMITED,  a company incorporated in Hong Kong
         whose registered office is at [                                      ],
         Hong Kong (the "ASSIGNOR"); and

(2) SAILOR GROUP LIMITED (to be renamed OTI ASIA PACIFIC LTD.), a company incorporated in the British Virgin Islands whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "ASSIGNEE").

RECITALS:-

(A) The Assignor is [a] [an indirectly] wholly owned subsidiary of ON TRACK INNOVATIONS LIMITED ("OTI").

(B) OTI is obliged under a shareholders agreement in relation to the Assignee entered into between OTI, the Assignee and other parties therein dated February 2000 to procure the Assignor to execute in favour of the Assignee an assignment of all monies, income and proceeds (the "PROCEEDS") which the Assignor is entitled to receive under any contracts for supply of goods and/or services to its customers (the "RELEVANT CONTRACTS") to which the Assignor is a party.

NOW THIS ASSIGNMENT WITNESSES  AS FOLLOWS:-

1.       ASSIGNMENT

1.1      Assignment

         In consideration of HK$1.00 paid by the Assignee to the Assignor (receipt thereof is hereby acknowledged by the Assignor), the Assignor as beneficial owner of the Proceeds hereby assigns to the Assignee:-

         1.1.1 all its rights, title, interest and benefit to and in the Proceeds; and

         1.1.2 all other rights and benefits whatsoever accruing (whether now or in the future) to the Assignor, in its capacity as a party to all Relevant Contracts, whether present or future.

1.2      Notice to the other parties to the Relevant Contracts

         The Assignor shall forthwith upon the request of the Assignee give notice of this Assignment in such form as may be required by the Assignee to all relevant parties (the "RELEVANT PARTIES") to the Relevant Contracts who have an obligation thereunder to make payment to the Assignor, and shall pay or procure that the Relevant Party will pay all the Proceeds becoming due to the Assignor thereafter directly to the Assignee or as the Assignee shall direct and if the Assignor shall have received any such Proceeds, the Assignor shall forthwith pay the same to the Assignee or as the Assignee shall direct.

2.       The Assignor represents and warrants to the Assignee that:-

2.1. no charge or other encumbrance exists over or in respect of the Relevant Contracts or the Assignor's rights thereunder; and

2.2 (unless otherwise expressly disclosed to the Assignee) each of the Relevant Contracts currently subsisting is valid and in full force and effect and is not void or voidable.

3.       UNDERTAKINGS

3.1      General Undertakings

         The Assignor undertakes and agrees with the Assignee throughout the continuance of the Relevant Contracts that the Assignor shall, unless the Assignee otherwise agrees in writing:-

         3.1.1 promptly and diligently observe and perform all the obligations on its part contained in any Relevant Contract;

         3.1.2 take all necessary steps to procure the due performance by the Relevant Parties of their respective obligations under the Relevant Contracts including the institution and maintaining of all such proceedings in respect of breaches by any Relevant Party of any provision of the Relevant Contracts as may be necessary to ensure that the interests of the Assignee are not adversely affected;

         3.1.3 take all steps which may be necessary or expedient to keep the Relevant Contracts in full force and effect and preserve or protect the interests of the Assignor and the Assignee in the Proceeds;

         3.1.4 do or permit to be done every act or thing which the Assignee may from time to time require for the purpose of enforcing the rights of the Assignee hereunder, and act and exercise its rights under the Relevant Contracts in a manner consistent with its obligations hereunder;

         3.1.5 not create or attempt or agree to create or permit to arise or exist any charge or encumbrance over all or any part of the Relevant Contracts or any interest therein or otherwise assign, deal with or dispose of all or any part of the Relevant Contracts (except under or pursuant to this Assignment);

         3.1.6 not, without the prior written consent of the Assignee, waive, release, settle, compromise or abandon any claim in respect of the Proceeds or under the Relevant Contracts or do or omit to do any other act or thing whereby the recovery in full of any amounts in respect of the Proceeds as and when they become payable may be impeded;

         3.1.7 not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the Assignee's interest hereunder;

         3.1.8 not amend, modify or vary or agree to amend, modify or vary any provisions of any Relevant Contract so as to result in an adverse effect on the interests of the Assignee under this Assignment; and

         3.1.9 promptly and diligently notify the Assignee of any default by the Assignor or by any Relevant Party under any Relevant Contracts.

3.2      Non-Assignment, etc.

         The Assignor hereby further undertakes with the Assignee that the Assignor will not without the prior consent in writing of the Assignee:-

         3.2.1 assign, transfer, charge, mortgage, pledge or create or permit to arise any third party rights or encumbrance whatsoever over any rights interest or benefits of the Assignor under any Relevant Contract to anyone other than to the Assignee herein;

         3.2.2 take or omit to take any action the taking or omission of which might result in any alteration or impairment of any Relevant Contract or this Assignment or of any of the rights created by any Relevant Contract or this Assignment to an extent which will adversely affect the interests of the Assignee under this Assignment.

4.       ASSIGNOR'S LIABILITY

         Notwithstanding anything herein contained to the contrary, the Assignor shall remain liable under all Relevant Contracts to perform all the obligations assumed by it thereunder and the Assignee shall not be under any obligation or liability thereunder by reason of this Assignment or anything arising therefrom nor shall the Assignee be required to assume or be under any obligation in any manner to perform or fulfil any obligation of the Assignor under or pursuant to any Relevant Contract or to make any payment thereunder or to enforce against any Relevant Party any term or condition of any Relevant Contract or to make any enquiries as to the nature or sufficiency of any payment received by the Assignee by virtue of this Assignment.

5.       GOVERNING LAW

         This Assignment shall be governed by and construed in all respects in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China.

SEALED with the COMMON SEAL of                       )
                                                     )
the Assignor and SIGNED by                           )
                                                     )
                                                     )
                                                     )
for and on its behalf in the presence of:-           )

                      Dated as of the               day of February 2000.

                           PARTIES :

                           1.       [OCEAN WONDER LIMITED ("CK-X")

                           2.       ON TRACK INNOVATIONS LTD.  ("OTI")

                           (CK-X AND OTI ARE TOGETHER HEREINAFTER REFERRED
                           TO AS THE "SHAREHOLDERS" AND EACH A "SHAREHOLDER")

                           3.       SAILOR GROUP LIMITED (TO BE RENAMED
                                    OTI ASIA PACIFIC LTD.) (THE "COMPANY")

                           4. THE PERSONS LISTED IN THE SCHEDULE A HERETO (HEREINAFTER TOGETHER REFERRED TO AS THE "CONTROLLING PARTIES" AND EACH A "CONTROLLING PARTY")

                   __________________________________________

                             SHAREHOLDERS AGREEMENT

                                 IN RELATION TO

                              OTI ASIA PACIFIC LTD.

                   _________________________________________


          WILKINSON & GRIST                     BACH, ARAD, SCHARF & CO.
              6TH FLOOR                              MICRODAF HOUSE
          PRINCE'S BUILDING                         2 HASHALOM ROAD
             CHATER ROAD                             TEL-AVIV 67892
              HONG KONG                                   ISRAEL
          MC/ALF/St/C2842-6
          SA-3 (02/02/2000)

                                    CONTENTS

CLAUSE NO.   HEADINGS                                                                    PAGE NO.
             Recitals..........................................................................
1.           Definitions and interpretation....................................................
2.           Share Capital.....................................................................
3.           Business of the Group.............................................................
4.           Board of Directors and Related Matters............................................
5.           Management of the Group...........................................................
6.           Proportional issue of new shares..................................................
7.           Funding arrangement and possible dilution.........................................
8.           Sale or Purchase in case of Event of Default .....................................
9.           No Sale, Disposal or Charging of Shares...........................................
10.          Fair Market Value.................................................................
11.          Representations and Undertakings..................................................
12.          Listing...........................................................................
13.          Undertakings......................................................................
14.          Accounts..........................................................................
15.          Prevalence over Articles..........................................................
16.          Accession Agreement...............................................................
17.          Duration of Agreement.............................................................
18.          Non-Assignability.................................................................
19.          No Partnership....................................................................
20.          No Waiver.........................................................................
21.          Severability......................................................................
22.          Entire Agreement..................................................................
23.          Amendment.........................................................................
24.          Notices...........................................................................
25.          Costs.............................................................................
26.          Time of the Essence...............................................................
27.          Counterparts......................................................................
28.          Discharge.........................................................................
29.          Confidentiality...................................................................
30.          Governing Law and Jurisdiction....................................................

SCHEDULE A   The Controlling Parties...........................................................A-1
SCHEDULE B   Form of Distribution Agreement....................................................B-1
SCHEDULE C   OTI Intellectual Property.........................................................C-1
SCHEDULE D   Form of Mutual Confidentiality Agreement..........................................D-1
SCHEDULE E   Framework of the projected Annual Business
             Plan of the Company for 2000-2003.................................................E-1
SCHEDULE F   Definition of Gross Profit........................................................F-1
SCHEDULE G   Form of Assignment................................................................G-1

                      Dated as of the               day of February 2000.

                           PARTIES :

                           1.       [OCEAN WONDER LIMITED ("CK-X")

                           2.       ON TRACK INNOVATIONS LTD.  ("OTI")

                           (CK-X AND OTI ARE TOGETHER HEREINAFTER REFERRED
                           TO AS THE "SHAREHOLDERS" AND EACH A "SHAREHOLDER")

                           3.       SAILOR GROUP LIMITED (TO BE RENAMED
                                    OTI ASIA PACIFIC LTD.) (THE "COMPANY")

                           4. THE PERSONS LISTED IN THE SCHEDULE A HERETO (HEREINAFTER TOGETHER REFERRED TO AS THE "CONTROLLING PARTIES" AND EACH A "CONTROLLING PARTY")

                   __________________________________________


                             SHAREHOLDERS AGREEMENT

                                 IN RELATION TO

                              OTI ASIA PACIFIC LTD.

                   __________________________________________



                                   SCHEDULE E

  FRAMEWORK OF THE PROJECTED ANNUAL BUSINESS PLAN OF THE COMPANY FOR 2000-2003


          WILKINSON & GRIST                     BACH, ARAD, SCHARF & CO.
              6TH FLOOR                              MICRODAF HOUSE
          PRINCE'S BUILDING                         2 HASHALOM ROAD
             CHATER ROAD                             TEL-AVIV 67892
              HONG KONG                                   ISRAEL
          MC/ALF/St/C2842-6
          SA-3 (02/02/2000)